UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

The Pantry, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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THE PANTRY, INC.

305 Gregson Drive

Cary, North Carolina 27511

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 14, 2012

You are cordially invited to attend the Annual Meeting of Stockholders of The Pantry, Inc., which will be held on Wednesday, March 14, 2012 at 10:00 a.m. Eastern Time, at The Courtyard Raleigh Cary, 102 Edinburgh Drive South, Cary, NC 27511. The purposes of the meeting are to:

1.	Elect nine nominees to serve as directors each for a term of one year or until his or her successor is duly elected and qualified;

2.	Conduct an advisory vote on executive compensation;

3.	Approve the material terms of the performance goals under our 2007 Omnibus Plan for purposes of Section 162(m) of the Internal Revenue Code;

4.	Ratify the action of the Audit Committee in appointing Deloitte & Touche LLP as our and our subsidiaries’ independent registered public accounting firm for the fiscal year ending September 27, 2012; and

5.	Transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on January 19, 2012, are entitled to notice of, and to vote at, the annual meeting and any and all adjournments or postponements thereof. A list of stockholders entitled to vote at the annual meeting will be available for inspection at our offices for at least 10 days prior to the annual meeting, and will also be available for inspection at the annual meeting.

Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials over the Internet. On or about January 27, 2012, our Board of Directors expects to mail our stockholders either (i) a copy of our Proxy Statement, including this Notice of Annual Meeting, the accompanying proxy card and our Annual Report or (ii) a Notice of Internet Availability of Proxy Materials (the “Notice”), which will indicate how to access our proxy materials on the Internet.

Whether or not you plan to attend the annual meeting, your vote is very important, and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number or over the Internet. If you received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. If you execute a proxy by telephone, over the Internet or by mailing in a proxy card, but later decide to attend the annual meeting in person, or for any other reason desire to revoke your proxy, you may do so at any time before your proxy is voted. Submitting a proxy or voting by telephone or over the Internet will not prevent you from attending the annual meeting and voting in person if you so desire, but will help us secure a quorum and reduce the expense of additional proxy solicitation.

By Order of the Board of Directors

Thomas D. Carney

Secretary

Cary, North Carolina

January 27, 2012

THE PANTRY, INC.

305 Gregson Drive

Cary, North Carolina 27511

PROXY STATEMENT

ANNUAL MEETING

General Information

The enclosed proxy is solicited by and on behalf of our Board of Directors (our “Board”) for our annual meeting to be held on Wednesday, March 14, 2012, at 10:00 a.m. Eastern Time, at The Courtyard Raleigh Cary, 102 Edinburgh Drive South, Cary, NC 27511.

Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials over the Internet. On or about January 27, 2012, our Board expects to mail our stockholders either (i) a copy of this Proxy Statement, including the Notice of Annual Meeting attached hereto, the accompanying proxy card and our Annual Report or (ii) a Notice of Internet Availability of Proxy Materials (the “Notice”), each in connection with the solicitation of proxies by our Board for use at the March 14, 2012 annual meeting and any adjournments or postponements thereof. On the date of mailing, we will make our Proxy Statement, including the Notice of Annual Meeting attached hereto, and our Annual Report publicly available at www.proxyvote.com.

If you received a Notice by mail, you will not receive a printed copy of the proxy materials other than as described herein. Instead, the Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials on the Internet. The Notice will also instruct you as to how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

Purposes of Annual Meeting

The purposes of the annual meeting are to:

1.	elect nine nominees to serve as directors each for a term of one year or until his or her successor is duly elected and qualified;

2.	conduct an advisory vote on executive compensation;

3.	approve the material terms of the performance goals under our 2007 Omnibus Plan for purposes of Section 162(m) of the Internal Revenue Code;

4.	ratify the action of the Audit Committee in appointing Deloitte & Touche LLP as our and our subsidiaries’ independent registered public accounting firm for the fiscal year ending September 27, 2012; and

5.	transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Our Board does not know of any other matters other than those stated above to be brought before the annual meeting. Under our Bylaws, any stockholder desiring to present a proposal for consideration at the annual meeting, including any director nomination, was required to give written notice of the proposal by a certain date. No timely proposals have been received. Should any other business properly come before the annual meeting, the persons named in the accompanying form of proxy may vote the shares represented by the proxy in their discretion, except that under the rules of the SEC no proxy may be voted for more than nine nominees to serve as directors.

VOTING PROCEDURES

Information About Votes Necessary for Action to Be Taken

Pursuant to our Bylaws, the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the annual meeting will be necessary and sufficient to constitute a quorum for the transaction of business. Once a quorum is established at the annual meeting, the vote required to approve each proposal is set forth below:

—	Proposal 1: “Election of Directors”	a plurality of the votes cast at the annual meeting and entitled to vote thereon

—	Proposal 2: “Advisory (Nonbinding) Vote on Executive Compensation	the affirmative vote of the holders of a majority of the shares of our stock that are present in person or by proxy and entitled to vote

—	Proposal 3: “Approve the material terms of the performance goals under the Company’s 2007 Omnibus Plan for purposes of Section 162(m) of the internal Revenue Code”	The affirmative vote of the holders of a majority of shares of our stock that are voted for purposes of Internal Revenue Code Section 162(m), and the affirmative vote of the of the holders of a majority of the shares that are present in person or by proxy and entitled to vote for purposes of Delaware law.

—	Proposal 4: “Ratification of Appointment of Independent Public Accountants”; and any other matter to properly come before the annual meeting	the affirmative vote of the holders of a majority of the shares of our stock that are present in person or by proxy and entitled to vote

“Plurality” means, in the case of the election of directors, that the individuals who receive the largest number of votes cast, even if less than a majority, are elected as directors up to the maximum number of directors to be chosen at the annual meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) will not be included in determining which nominees receive the highest number of votes. A properly executed proxy that withholds authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Non-votes by banks, brokerage houses, custodians, nominees and other fiduciaries (“broker non-votes”) and abstentions will be counted for the purpose of determining whether a quorum is present, but broker non-votes will not be included for purposes of determining whether stockholder approval of a matter has been obtained. Because abstentions with respect to any matter are treated as shares present in person or represented by proxy and entitled to vote for the purposes of determining whether that matter has been approved by stockholders, abstentions will have the same effect as negative votes for Proposals 2, 3 and 4 except that abstentions will not count as votes cast with respect to the approval of Proposal 3 for purposes of Internal Revenue Code Section 162(m). Under applicable Delaware law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting.

Record Date and Persons Entitled to Vote

Our Board has fixed the close of business on January 19, 2012, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the annual meeting and all adjournments or postponements thereof. Only holders of our outstanding common stock as of the close of business on the record date are entitled to vote at the annual meeting. As of the close of business on January 19, 2012, there were 23,141,834 shares of our common stock outstanding. On all matters to come before the annual meeting, each holder of common stock will be entitled to vote at the annual meeting and will be entitled to one vote for each share owned. Stockholders do not have cumulative voting rights.

How You Can Vote

You may vote shares by proxy or in person using one of the following methods:

•

Voting by Internet. You can vote over the Internet using the directions on your proxy card or Notice by accessing the website address printed on the card or Notice, as applicable. The deadline for voting over the Internet is Tuesday, March 13, 2012, at 11:59 p.m. Eastern Time. If you received a proxy card and vote over the Internet, you need not return your proxy card.

•

Voting by Telephone. If you received your proxy materials by mail, you can vote using the directions on your proxy card by calling the toll-free telephone number printed on the card. The deadline for voting by telephone is Tuesday, March 13, 2012, at 11:59 p.m. Eastern Time. If you received a proxy card and you vote by telephone, you need not return your proxy card.

•

Voting by Proxy Card. If you received your proxy materials by mail, you can vote by completing and returning your signed proxy card. To vote using your proxy card, please mark, date and sign the card and return it by mail in the accompanying postage-paid envelope. You should mail your signed proxy card sufficiently in advance for it to be received by Tuesday, March 13, 2012.

•

Voting in Person. You can vote in person at the annual meeting if you are the record owner of the shares to be voted. You can also vote in person at the annual meeting if you present a properly signed proxy that authorizes you to vote shares on behalf of the record owner.

How You Can Vote Shares Held by a Broker, Bank or Other Nominee

If your shares are held in the name of a broker, bank or other nominee, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

For shares held in “street name” through a broker, bank or other nominee, the broker, bank or nominee will not be permitted to exercise voting discretion, if it does not receive voting instructions from the beneficial holder, with respect to Proposals 1, 2 and 3. Thus, if stockholders do not give their broker, bank or nominee specific instructions, including with respect to director elections, their shares will not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

How Your Proxy Will Be Voted

If you vote by proxy, the proxy holders will vote your shares in the manner you indicate. You may specify whether your shares should be voted for or against all, some or none of the nominees for director, whether your shares should be voted for or against the advisory (nonbinding) resolution approving executive compensation, whether your shares should be voted for or against the resolution to approve the material terms of the performance goals under our 2007 Omnibus Plan for purposes of Section 162(m) of the Internal Revenue Code, and whether your shares should be voted for or against the ratification of Deloitte & Touche LLP as our and our subsidiaries’ independent registered public accounting firm for the fiscal year ending September 27, 2012 (“fiscal, 2012”). If the proxy card is signed and returned, but voting directions are not made, the proxy holders named on the enclosed proxy card will vote for you, and they will vote in favor of Proposals 1, 2, 3 and 4 set forth in the accompanying “Notice of Annual Meeting of Stockholders,” and in such manner as the proxy holders in their discretion determine upon such other business as may properly come before on the enclosed card will vote for you, and they will vote FOR Proposals 1, 2, 3 and 4 set forth in the accompanying “Notice of Annual Meeting of Stockholders, “and in such manner as the proxy holders in their discretion determine upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

How You Can Revoke Your Proxy and Change Your Vote

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by:

•	attending the annual meeting and voting in person;

•	delivering a written revocation to our Secretary;

•	timely submitting another signed proxy card bearing a later date; or

•	timely voting by telephone or over the Internet as described above.

Your most current proxy card or telephone or Internet proxy is the one that will be counted.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, as of January 19, 2012 (or earlier date for information based on SEC filings), regarding shares of our common stock owned of record or known to us to be beneficially owned by:

•	each of our directors;

•	our chief executive officer, our chief financial officer and each of our other named executive officers (as defined below);

•	all those known by us to beneficially own more than 5% of our outstanding common stock; and

•	all of our executive officers and directors as a group.

Except as otherwise indicated:

•

the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable; and

•	the address of each of the stockholders listed in this table is as follows: c/o The Pantry, Inc., P.O. Box 8019, 305 Gregson Drive, Cary, North Carolina 27511.

The percentages shown below have been calculated based on 23,141,834 total shares of our common stock, $.01 par value, outstanding as of January 19, 2012. The information in this table is based solely on statements in filings with the SEC or other information believed by our company to be reliable.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Percentage of Class
T. Rowe Price Associates, Inc.(2)	2,510,260	10.8%
Clearbridge Advisors, LLC(3)	1,739,336	7.5%
BlackRock, Inc.(4)	1,444,077	6.2%
Dimensional Funds Advisors LP(5)	1,192,033	5.2%
Thompson, Siegel & Walmsley LLC(6)	1,152,143	5.0%
Terrance M. Marks(7)	11,455	*
Mark R. Bierley(8)	97,456	*
Keith S. Bell(9)	174,305	*
John J. Fisher(10)	71,527	*
Paul M. Lemerise(11)	74,749	*
Robert F. Bernstock(12)	45,489	*
Paul L. Brunswick(13)	38,086	*
Wilfred A. Finnegan(14)	38,252	*
Edwin J. Holman(15)	47,327	*
Terry L. McElroy(16)	41,407	*
Mark D. Miles(17)	34,752	*
Bryan E. Monkhouse(18)	33,552	*
Thomas M. Murnane(19)	55,489	*
Maria C. Richter(20)	35,662	*
All directors and executive officers as a group (16 individuals)(21)	923,933	4.0%

*	Less than 1.0%
(1)

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares to which the person has sole or shared voting power or investment power and also any shares that the person has the right to acquire within 60 days of January 19, 2012, through the exercise of any stock option or other rights. Any shares that a person has the right to acquire within 60 days of January 19, 2012 are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Such shares are described below as being subject to presently exercisable stock options.

(2)

The number of shares beneficially owned and the description of such ownership contained herein are based solely on a Schedule 13G/A filed with the SEC on June 10, 2011 by T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price has sole voting power with respect to 404,960 shares, sole dispositive power with respect to all of the shares and no shared voting or dispositive power. The business address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202.

(3)

The number of shares beneficially owned and the description of such ownership contained herein are based solely on a Schedule 13G/A filed with the SEC on February 11, 2011 by Clearbridge Advisors, LLC (“Clearbridge”). Clearbridge has sole voting power with respect to 1,706,335 shares, sole dispositive power with respect to all of the shares and no shared voting or dispositive power. The business address of Clearbridge is 620 8th Avenue, New York, NY 10018.

(4)

The number of shares beneficially owned and the description of such ownership contained herein are based solely on a Schedule 13GA filed with the SEC on February 11, 2011 by BlackRock, Inc. (“BlackRock”). BlackRock has sole voting and dispositive power with respect to all of the shares. The business address of BlackRock is 40 East 52nd Street, New York, New York 10022.

(5)

The number of shares beneficially owned and the description of such ownership contained herein are based solely on a Schedule 13G filed with the SEC on February 11, 2011 by Dimensional Funds Advisors LP (“Dimensional Funds”). Dimensional Funds has sole voting power with respect to 1,148,668 shares, no shared voting power and sole dispositive power with respect to all of the shares. The business address of Dimensional Funds is Palisades West, Building One, 6300 Bee Cave Road, Austin Texas, 78746.

(6)

The number of shares beneficially owned and the description of such ownership contained herein are based solely on a Schedule 13G filed with the SEC on February 14, 2011 by Thompson, Siegel & Walmsley LLC (“TSW”). TSW has sole voting power with respect to 866,218 shares, shared voting power with respect to 285,925 shares and sole dispositive power with respect to all of the shares. The business address of TSW is 6806 Paragon Place, Suite 300, Richmond, VA 23230.

(7)	Mr. Marks resigned as of October 5, 2011 and the shares reflected in this table are based upon his final Form 4 filing, adjusted to reflect shares that were forfeited as a result of his resignation.
(8)

Includes 1,964 shares of common stock, 93,026 shares of common stock subject to time or performance-based vesting restrictions and 2,466 shares of common stock subject to presently exercisable stock options.

(9)

Includes 11,891 shares of common stock, 71,591 shares of common stock subject to time or performance-based vesting restrictions and 90,823 shares of common stock subject to presently exercisable stock options.

(10)	Includes 1,604 shares of common stock, 68,191 of common stock subject to time or performance-based vesting restrictions and 1,732 shares of common stock subject to presently exercisable stock options.
(11)

Includes 1,569 shares of common stock, 71,543 shares of common stock subject to time or performance-based vesting restrictions and 1,637 shares of common stock subject to presently exercisable stock options.

(12)	Includes 15,464 shares of common stock, 5,025 shares of common stock subject to time-based vesting restrictions and 25,000 shares of common stock subject to presently exercisable stock options.
(13)	Includes 13,061 shares of common stock, 5,025 shares of common stock subject to time-based vesting restrictions and 20,000 shares of common stock subject to presently exercisable stock options.
(14)	Includes 13,227 shares of common stock, 5,025 shares of common stock subject to time-based vesting restrictions and 20,000 shares of common stock subject to presently exercisable stock options.
(15)	Includes 9,727 shares of common stock, 12,600 shares of common stock subject to time-based vesting restrictions and 25,000 shares of common stock subject to presently exercisable stock options.
(16)	Includes 16,382 shares of common stock, 5,025 shares of common stock subject to time-based vesting restrictions and 20,000 shares of common stock subject to presently exercisable stock options.
(17)	Includes 9,727 shares of common stock, 5,025 shares of common stock subject to time-based vesting restrictions and 20,000 shares of common stock subject to presently exercisable stock options.

(18)	Includes 8,527 shares of common stock, 5,025 shares of common stock subject to time-based vesting restrictions and 20,000 shares of common stock subject to presently exercisable stock options.
(19)	Includes 15,464 shares of common stock, 5,025 shares of common stock subject to time-based vesting restrictions and 35,000 shares of common stock subject to presently exercisable stock options.
(20)	Includes 10,637 shares of common stock, 5,025 shares of common stock subject to time-based vesting restrictions and 20,000 shares of common stock subject to presently exercisable stock options.
(21)

Includes 142,142 shares of common stock, 478,464 shares of common stock subject to time or performance-based vesting restrictions and 303,327 shares of common stock subject to presently exercisable stock options.

INFORMATION ABOUT OUR BOARD OF DIRECTORS

General

Our Board oversees our business and affairs and monitors the performance of management. In accordance with traditional corporate governance principles, our Board does not involve itself in our day-to-day operations. Instead, directors keep themselves informed through, among other things, discussions with our chief executive officer, other key executives and principal external advisers (legal counsel, outside auditors, investment bankers and other consultants), reading reports and other materials that are provided to them and by participating in Board and committee meetings. Our directors are elected annually and hold office for a period of one year or until their successors are duly elected and qualified.

There are no family relationships among our directors or executive officers. There are no material proceedings to which any of our directors, officers or affiliates, or any of their associates, is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

To our knowledge, none of our directors or executive officers have been convicted in a criminal proceeding during the last ten years (excluding traffic violations or similar misdemeanors), and none of our directors or executive officers was a party to any judicial or administrative proceeding during the last ten years (except for any matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Determination of Independence

Our Board, in its business judgment, has made an affirmative determination that each of Robert F. Bernstock, Paul L. Brunswick, Wilfred A. Finnegan, Terry L. McElroy, Mark D. Miles, Bryan E. Monkhouse, Thomas M. Murnane and Maria C. Richter (all of our non-employee directors) meet the definition of “independent director” under applicable NASDAQ Listing Rules. In determining director independence, our Board broadly considers all relevant facts and circumstances, including NASDAQ Listing Rules and SEC rules, which require disclosure of the existence of “related person” transactions above certain thresholds between a director and our company. Our Board considers the issue not merely from the standpoint of a director, but also from that of persons or organizations with which the director has an affiliation. An independent director must be free from any relationship with us or our management that may impair the director’s ability to make independent judgments. Particular attention is paid to whether a director is independent from management and to any credit relationships that may exist with a director or a related interest.

Board Meetings

Our Board met ten times during the fiscal year ended September 29, 2011 (“fiscal 2011”). Each director attended 75% or more of the aggregate of the total number of Board meetings and the total number of meetings of committees of the Board on which such member served, during the period of such member’s service. During each of the five regularly scheduled meetings in fiscal 2011, management was excused for a portion of the meeting and our independent directors met in executive session.

Policy on Attendance at Annual Meetings of Stockholders. We do not have a stated policy, but encourage our directors to attend each annual meeting of stockholders, if practicable. At last year’s annual meeting of stockholders, held on March 15, 2011, three of our directors were present and in attendance.

Board Committees

During fiscal 2011, the Board had four standing committees: the Finance and Investment Committee, the Audit Committee, the Compensation and Organization Committee (the “CO Committee”) and the Corporate Governance and Nominating Committee.

Finance and Investment Committee. The Finance and Investment Committee was established by our Board for the purpose of overseeing and reviewing our financial plans and policies, financial structure and acquisition and divestiture strategies and transactions. The members of the Finance and Investment Committee are Wilfred A. Finnegan (Chairperson), Paul L. Brunswick, Maria C. Richter and Robert F. Bernstock.

Audit Committee. The Audit Committee was established by our Board for the purpose of overseeing our accounting and financial reporting processes and the audits of our financial statements. The responsibilities of the Audit Committee are set forth in a written charter, which is available on our website at www.thepantry.com. These responsibilities include, without limitation, (i) reviewing our systems of internal control over financial reporting with management and the independent registered public accounting firm, (ii) overseeing our internal audit function, (iii) selecting and evaluating our independent registered public accounting firm and approving the fees paid for audit and non-audit services, (iv) reviewing issues related to our financial statements and audit letters provided by our independent public accountants and (v) reviewing and approving all “related person transactions,” defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K.

The members of the Audit Committee are Paul L. Brunswick (Chairperson), Wilfred A. Finnegan, Terry L. McElroy, Bryan E. Monkhouse and Thomas M. Murnane. Our Board, in its business judgment, has made an affirmative determination that each member of the Audit Committee is an “independent director” as that term is defined by applicable NASDAQ Listing Rules, including the special independence requirements applicable to Audit Committee members. Our Board has also determined that Mr. Brunswick is an “Audit Committee financial expert” as such term is defined in the Exchange Act.

The Audit Committee met nine times during fiscal 2011. For additional information regarding the Audit Committee, see the “Audit Committee Report” below.

Compensation and Organization Committee. The CO Committee is responsible for establishing and administering our policies, programs and procedures for annual and long-term executive and director compensation, including reviewing and approving any additions or changes to employee benefit programs impacting executive or director compensation. The responsibilities of the CO Committee are set forth in a written charter, which is available on our website at www.thepantry.com. The members of the CO Committee are Robert F. Bernstock (Chairman), Terry L. McElroy, Thomas M. Murnane, who replaced Mr. Edwin J. Holman when Mr. Holman became our Interim CEO in October 2011, and Mark D. Miles. None of the members of the CO Committee are employed by us, and our Board, in its business judgment, has determined that each member of the CO Committee is an “independent director” as that term is defined by applicable NASDAQ Listing Rules. During fiscal 2011, the CO Committee met twelve times.

The CO Committee has not been authorized to delegate its duties and responsibilities to other persons except that, under the terms of our 2007 Omnibus Plan, the CO Committee may authorize one or more officers of the Company to make awards to employees who are not executive officers. The Committee has delegated the authority to make awards between meetings of the CO Committee to employees who are not executive officers, subject to terms previously established by the CO Committee, and such awards are reviewed at the next meeting of the Committee. In addition, the CO Committee has the authority to retain compensation and/or benefits consultants, outside counsel and other advisors to assist the CO Committee in carrying out its duties and responsibilities. For additional information regarding the CO Committee, see “Compensation—Compensation Discussion and Analysis” and “Compensation—Compensation Committee Report” below.

Corporate Governance and Nominating Committee. Our Board has established the Corporate Governance and Nominating Committee to assist the Board by (i) identifying and evaluating individuals qualified to become members of the

Board and recommending qualified individuals for nomination to the Board and to each of its committees and (ii) ensuring the highest standards of good corporate governance by, among other things, reviewing and evaluating our corporate governance policies and procedures and recommending to the Board any changes to such policies and procedures that it deems necessary.

The members of the Corporate Governance and Nominating Committee are Thomas M. Murnane (Chairperson), Robert F. Bernstock , who replaced Mr. Holman when Mr. Holman became our Interim CEO in October 2011, Mark D. Miles, Bryan E. Monkhouse and Maria C. Richter. Our Board, in its business judgment, has determined that each current member of the Corporate Governance and Nominating Committee and each member of the Corporate Governance and Nominating Committee during fiscal 2011 is an “independent director” as that term is defined by applicable NASDAQ Listing Rules. The Corporate Governance and Nominating Committee met six times during fiscal 2011.

The Corporate Governance and Nominating Committee acts under a written charter, which is available on our website at www.thepantry.com, specifying its scope and purpose, including, among other things, (i) assisting the Board in identifying, interviewing and recruiting qualified director candidates; (ii) annually presenting to the Board a list of individuals recommended for nomination to the Board at the annual meeting of stockholders based on the committee’s review of those qualifications it deems necessary for service as a member of the Board; (iii) monitoring the independence of the Board; (iv) adopting (and periodically reviewing) a code of business conduct and ethics to ensure continued compliance with applicable legal, SEC and NASDAQ standards as well as corporate best practices; (v) periodically reviewing our public reporting and disclosure policies and procedures; and (vi) developing and implementing (and periodically reviewing) legal compliance policies and procedures for reporting evidence of material violations of securities laws, as required by the Sarbanes-Oxley Act and SEC regulations promulgated thereunder.

The Corporate Governance and Nominating Committee identifies, investigates and recommends prospective directors to the Board with the goal of creating a balance of knowledge, experience and capability. The committee identifies nominees by first evaluating the current members of the Board who are willing to continue in service, balancing the value of continuity of service by existing members with that of obtaining a new perspective. The committee believes that the continuing service of Board members promotes stability and continuity in the boardroom and gives us the benefit of their familiarity and insight into our business. Accordingly, it is generally the policy of the committee to nominate qualified incumbent directors who wish to continue in service, so long as such directors (i) satisfy the committee’s criteria for membership on the Board and (ii) in the opinion of the committee, will continue to make important contributions to the Board. If (i) any member of the Board does not wish to continue in service, (ii) the committee or the Board decides not to re-nominate a member for re-election or (iii) the size of the Board is increased, the committee generally will solicit suggestions for director candidates from all Board members and may consult with its professional advisors and the National Association of Corporate Directors for potential nominees. The committee may also engage a search firm to assist in identifying qualified candidates; where such a search firm is engaged, the committee will set the fees and the scope of the engagement.

Candidates for director are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Corporate Governance and Nominating Committee considers age, skills and such other factors as it deems appropriate given our current needs and the current needs of our Board to maintain a balance of knowledge, experience and capability. While the Corporate Governance and Nominating Committee does not have a formal or informal diversity policy, the Corporate Governance and Nominations Committee recognizes the value of a diverse Board of Directors and considers diversity, among the other factors indicated above, when assessing potential candidates for our Board of Directors. The Corporate Governance and Nominating Committee considers diversity to include cultural, gender and ethnic diversity, as well as diversity of experience, viewpoints and education. The Corporate Governance and Nominating Committee believes that candidates for director should have certain minimum qualifications, including business experience, high moral character as well as the ability to read and understand basic financial statements; however, the committee retains the right to modify these minimum qualifications from time to time. The Corporate Governance and Nominating Committee recommended the slate of directors proposed for election at the annual meeting, which was unanimously approved by the Board, including unanimous approval by the independent members of the Board.

The policy of the Corporate Governance and Nominating Committee (and the Board generally) is to consider written nominations of candidates for election to the Board properly submitted by stockholders; however, it does not actively solicit such nominations. Pursuant to our Bylaws, stockholders must comply with certain procedures in connection with any nominations to the Board, which are summarized below under “Procedure for Nominations of Directors.” The Corporate Governance and Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate is recommended by a stockholder or otherwise.

Procedure for Nominations of Directors

Our Bylaws provide procedures for the nomination of directors. Our Bylaws provide that nominations for the election of directors may only be made by the Board or, if certain procedures are followed, by any stockholder who is entitled to vote generally in the election of directors. Any stockholder of record entitled to vote generally in the election of directors may nominate one or more persons for election as directors at a meeting of stockholders only if written notice of such stockholder’s intent to make such nomination or nominations has been delivered to our Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which we first publicly announce the date of such meeting). Each such notice of a stockholder’s intent to nominate a director must set forth certain information as specified in our Bylaws and for the 2013 Annual Meeting of Stockholders must also be submitted in the time frame described below under “Submission of Stockholder Proposals for 2013 Annual Meeting of Stockholders”.

Board Leadership Structure

Our Board does not have a policy regarding whether the roles of Chairman and Chief Executive Officer should be separate because our Board believes it is in the best interests of our company to retain the flexibility to have a separate Chairman and Chief Executive Officer or, if circumstances dictate, to combine the roles of Chairman and Chief Executive Officer. For fiscal 2011, the roles were split so that Mr. Marks, who served as CEO until October of 2011, could focus on leading our business and operations and formulating our strategy, and Mr. Holman, our Chairman, could focus on leading our Board’s oversight of our strategy and performance. Following Mr. Mark’s departure, Mr. Holman assumed the additional role of Interim CEO and Mr. Finnegan was appointed as Interim Lead Independent Director. As Chairman, Mr. Holman presides over and calls meetings of our Board and sets the agendas for these meetings. Mr. Finnegan presides over meetings of our independent directors. Our Board believes that our Audit Committee, Compensation and Organization Committee and Corporate Governance and Nominating Committee, each of which consists solely of independent directors, provide important independent oversight. Upon the hiring of a new CEO, our Board intends to review the roles of Chairman and CEO and address whether the roles should be combined or kept separate.

Board’s Role in Risk Oversight

Our Board, acting through itself or one or more of its committees, actively oversees enterprise risk management to ensure that we maintain an effective risk management program. Our Board’s role in risk oversight is consistent with our overall leadership structure—management is responsible for assessing and managing our risk exposures, and our Board maintains an oversight role, executed through open communication with management and independent oversight of strategic risks. To facilitate its oversight, our Board has delegated certain functions, including the oversight of risks related to these functions, to its committees as follows:

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Corporate Governance and Nominating Committee: Our Corporate Governance and Nominating Committee oversees our general risk management process and also reviews management’s evaluation of strategic, operational, legal and compliance-oriented risks. Our Corporate Governance and Nominating Committee annually reviews a survey and evaluation of enterprise risk conducted by our Risk Management Department, which focuses on identifying risks in the four following areas: (1) strategic, (2) financial, (3) operational and (4) governance. The Corporate Governance and Nominating Committee then discusses the information in the survey with the full Board. As part of its general risk management oversight role, the Corporate Governance and Nominating Committee receives updates at or between its meetings from the Vice President of Risk Management, the Chief Financial Officer, the General Counsel and the Chief Executive Officer on matters related to risk.

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Audit Committee: Our Audit Committee oversees the financial risks related to the integrity of our financial statements, accounting and financial reporting process and financial statement audits, including our internal controls over financial reporting. In addition, our Audit Committee monitors risk related to our internal accounting staff and external independent auditors and our information technology systems. The Audit Committee reviews our policies with respect to the identification, evaluation and management of material risks related to our company’s financial reporting, the carrying value of the company’s assets, and other matters believed to involve a substantial risk of material adverse impact on the company’s financial condition or reported financial results. Among other things, the Audit Committee, as contemplated by its charter, reviews with management and the independent auditor our financial statements and our certification process for periodic reports, oversees our internal audit, periodically reviews with management and the independent auditor the adequacy and effectiveness of our internal controls and potential for exposure to fraud and meets periodically with management to review our major financial risk exposures and the steps management has taken to monitor and control such exposures.

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Finance and Investment Committee: Our Finance and Investment Committee oversees the financial risks related to our financial plans and policies and our capital structure. Specifically, the Finance and Investment Committee periodically reviews our corporate financing matters and financial structures and oversees our treasury activities in light of our risk exposures and financial policies.

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Compensation and Organization Committee: Our CO Committee oversees risks associated with the people who are necessary to effectively execute our business strategy, including risks presented by our compensation program. Specifically, the CO Committee reviews and maintains oversight of our overall compensation policies and practices and recommends adjustments to our Board necessary to manage the risks arising from such policies and practices.

Each of these committees reports directly to our Board with respect to the risk categories it oversees. These ongoing discussions enable our Board to monitor our risk exposure and evaluate our risk mitigation efforts.

Compensation Program Risk Assessment

We regularly assess risks related to our compensation programs, and our CO Committee considers risks related to our compensation programs (especially with respect to our executive compensation programs) when determining how to structure our officers’ and employees’ compensation. Based on our assessments of our compensation program, we have concluded that risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on our company. In arriving at such conclusion, the CO Committee has considered the following compensation program attributes as mitigating risk-taking incentives:

•	Our executive compensation program is overseen by a committee of independent directors;

•	Base salaries payable to our officers and employees are fixed and do not create any incentive for risk-taking;

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Our incentive-based cash compensation program for officers, including executive officers, contains a blend of performance measures designed to motivate sustained performance in key strategic areas, has a capped payout and contains a collar on certain performance measures to prevent windfall payments;

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Our equity awards align the interests of our officers with our stockholders, and in fiscal, 2012, our performance-based equity awards involve both short-term and longer-term performance periods and goals;

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Our stock ownership guidelines serve to further align senior management’s incentives with our stockholders and ensure that senior management is committed to long-term performance and sustained stock price appreciation as senior management would lose value if our stock price declined due to inappropriate or unnecessary risk taking;

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Compensation programs at place in our business units have metrics that are a blend of profit, efficiency and growth and are intended to align the incentives of business unit managers and employees with our overall corporate strategy;

•	Executive officers are not permitted to enter into hedging transactions involving our stock; and

•	We have adopted a compensation clawback policy to limit incentives for unnecessary risk-taking as compensation paid based on earnings that are misstated will be recovered from our executive officers.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. Our Code of Business Conduct and Ethics, which is available on our website at www.thepantry.com, is available free of charge upon written request to the attention of our Secretary, by mail addressed to The Pantry, Inc., 305 Gregson Drive, Cary, North Carolina 27511, or by telephone at (919) 774-6700. Consistent with Item 5.05 of Form 8-K, if we amend or grant any waiver from a provision of our Code of Business Conduct and Ethics that applies to our principal executive, financial or accounting officers or our controller, we will publicly disclose such amendment or waiver, including by posting such amendment or waiver on our website at www.thepantry.com or by filing a Current Report on Form 8-K.

Stockholder Communications

Our stockholders may communicate directly with the members of the Board or the individual chairperson of standing Board committees by writing directly to those individuals at the following address: The Pantry, Inc., 305 Gregson Drive, Cary, North Carolina 27511. Our general policy is to forward, and not to intentionally screen, any mail received at our corporate office that is sent directly to an individual Board member unless we believe the communication may pose a security risk.

PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to our Bylaws, our Board has fixed the size of our Board at nine members and has approved the nomination of the following nine directors for election at the annual meeting to serve for a period of one year or until the election and qualification of their successors: Robert F. Bernstock, Paul L. Brunswick, Wilfred A. Finnegan, Edwin J. Holman, Terry L. McElroy, Mark D. Miles, Bryan E. Monkhouse, Thomas M. Murnane and Maria C. Richter.

Our Board has no reason to believe that the persons named above as nominees will be unable or will decline to serve if elected. In the event of death or disqualification of any nominee or the refusal or inability of any nominee to serve as a director, proxies voted for that nominee may be voted with discretionary authority for a substitute or substitutes as shall be designated by our Board.

Directors and Director Nominees

The following table and accompanying biographies provide information on our nominees for election to the Board at the annual meeting:

Name	Age	Year First Elected Director	Position
Edwin J. Holman	65	2005	Chairman of the Board and Interim Chief Executive Officer
Robert F. Bernstock	61	2005	Director
Paul L. Brunswick	72	2003	Director
Wilfred A. Finnegan	53	2006	Director
Terry L. McElroy	63	2006	Director
Mark D. Miles	58	2006	Director
Bryan E. Monkhouse	67	2004	Director
Thomas M. Murnane	64	2002	Director
Maria C. Ritchter	57	2006	Director

Edwin J. Holman was named Chairman of our Board on September 17, 2009 and as Interim Chief Executive Officer on October 5, 2011. He has served on our Board since October 2005 and, prior to becoming Interim Chief Executive Officer in October 2011, served a member of our CO Committee and our Corporate Governance and Nominating Committee. Previously, he had served as Chairman of our CO Committee and as a member of our Executive Committee, the duties and responsibilities of which are now encompassed by our Finance Committee. Mr. Holman is a 2011 National Association of Corporate Directors (NACD) Governance Fellow and has been named as a Director honoree. He has demonstrated his commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors. He supplements his skill sets through ongoing engagement with the director community and access to leading practices. We believe Mr. Holman is especially qualified for our Board, and particularly as its Chair, because of his extensive executive experience in the retail industry. From March 2010 to the present, Mr. Holman also has served as the non-executive Chairman of RGIS International, which provides retail inventory solutions. Previously, Mr. Holman served as Chairman and CEO (2004-August 31, 2009) of Macy’s Central, a division of Macy’s Inc. that operates 217 department stores in the Midwest and Southern United States. He also served as President and CEO of Galyan’s Trading Company, a public company (2003-2004). Previously, Mr. Holman was the President and COO of Bloomingdale’s (2000-2003), a division of Federated Department Stores Inc.; President and COO of Rich’s/Lazarus/Goldsmiths divisions, a division of Federated Department Stores, Inc. (1999-2000); Chairman and CEO of Petrie Retail, Inc. (1996-1999); President and COO of Woodward & Lothrop (1994-1996); Vice Chairman and COO of The Carter Hawley Hale Stores; and a senior operating executive of The Neiman Marcus Group. Mr. Holman is well-versed in the various aspects of retail operations, and he also has high-level experience with a wide range of diverse companies, which we believe gives him very relevant skills in working with boards, overseeing management, assessing risk, and exercising diligence. Additionally, Mr. Holman’s substantive experience gives him a solid foundation from which to advise our company with respect to its numerous and diverse retail vendors, and his experience overseeing multiple retail stores under the same brand meshes with our business model organizational structure, vendor relations, and multiple retail store operations, making him an excellent fit for our Board and a prime choice as its Chair. Further, his diverse executive experience has prepared him to respond to complex financial and operational challenges, which we believe adds significant value to the critical skill sets needed by our Board, to help our company succeed in such a highly competitive marketplace. Finally, in addition to serving in several principal roles as employee, Mr. Holman has also served as an independent director on the boards of Office Max (2003) and Circle International (1994-2000), both public companies. During his tenure as director at Circle International, he served as Chairman of the Audit Committee for three years and also as Chairman of the Compensation Committee for two years. As of January 18, 2010, Mr. Holman also began serving on the Board of Directors of La-Z-Boy, a public company. We believe Mr. Holman’s commitment to boardroom excellence and his substantial retail, executive, and operational experience, particularly at large, multi-store companies, and his prior board experience make him valuable as Chairman of our Board.

Robert F. Bernstock has served on our Board since October 2005, and is currently a member of our Finance and Investment Committee, our Corporate Governance and Nominating Committee and is Chairman of our CO Committee. Mr. Bernstock is currently self-employed as an independent consultant. Mr. Bernstock was president of the U.S. Postal Service Mailing and Shipping Services division from June 2008 until June 2010, which has produced in excess of $70 billion in annual revenues. As president, he was responsible for product management, development, and retail and commercial sales and services, which required his participation in pricing, operational support, service enhancements, partnerships, and investment activities. Mr. Bernstock’s other high level executive and director experience includes positions at SecureSheet Technologies (Chairman and CEO, 2006-2008); Scotts Miracle-Gro Company (COO and President of North America, 2003-2006); The Dial Corporation (Senior Vice President and General Manager); Campbell Soup Company (President of the U.S. Division, President of the International Division, and Executive Vice President); Vlasic Foods International (President, CEO, and Director, 1998-2001; Atlas Commerce, Inc. (President, CEO, and Director); and NutriSystem, Inc. (Director). We believe this broad executive experience not only equips Mr. Bernstock well to advise our Board generally, but it also provides him (and our company) with particular advantages. Specifically, the diversity of his corporate experience—from Scotts Miracle-Gro to Campbell Soup Company and Atlas Commerce—give him extensive experience working with diverse boards of directors and overseeing management. This background also provides him with a collection of best practices and strategies to help inform our Board’s general corporate decision-making, our CO Committee’s specific analyses regarding executive pay and benefits, and our Finance and Investment Committee’s oversight and review of our company’s financial plans and policies and our acquisition and divestiture strategies. We believe Mr. Bernstock’s significant experience as a director of Vlasic Foods, Atlas Commerce, Inc., and NutriSystem, Inc, as well as his high-level executive experience, qualifies him for service as a member of our Board of Directors, Chairman of our CO Committee, and member of our Corporate Governance and Nominating Committee and Finance and Investment Committees.

Paul L. Brunswick has been a director since July 2003, and is currently a member of the Finance and Investment Committee and Chairman of our Audit Committee. He previously served on our Corporate Governance and Nominating Committee. Mr. Brunswick is currently on the Board of Directors of VTFLEX, Inc., and The WakeMed Foundation. He served on the Board of Directors of Beroe, Inc. from 2005 until 2011 and as a director of Lonesource, Inc. from 2003 until March 2010. Service on those boards has provided him with the background and experience of board processes, function, exercise of diligence, and oversight of management. Since 1999, Mr. Brunswick has provided financial and business consulting services through his own company, General Management Advisory, and brings that expertise to our Board as well. Further, we find Mr. Brunswick’s financial background to provide additional value to our Board and our Audit and Finance and Investment Committees. From 1992 to 1999, Mr. Brunswick was Vice President and Chief Financial Officer of Good Mark Foods, Inc., a publicly-held meat snack manufacturer and marketer whose primary retail channel of distribution was via convenience stores, and in that role dealt with that company’s public accountants, regulatory agencies, and the Audit Committee of its Board of Directors. Prior to 1992, he served as Chief Financial Officer of Compuchem Corporation and Photographic Sciences Corporation, and as Corporate Controller of Voplex Corporation, all publicly-held companies. In addition, he served as director, Chair of the Audit Committee, and Chair of the Compensation Committee of Waste Industries, another public company, from 1999 to 2005. Mr. Brunswick brings to us previous experience as Corporate Controller, Chief Financial Officer, and Audit Committee Chair, uniquely qualifying him to serve as our Audit Committee Chair and as a member of our Finance and Investment Committee.

Wilfred A. Finnegan was elected to our Board in July 2006, and currently serves as our Interim Lead Independent Director and as a member of our Audit Committee and Chairman of our Finance and Investment Committee. We believe Mr. Finnegan’s experience in the financial sector and his demonstrated past board performance make him a good fit for our Board and, in particular, our Audit and Finance and Investment Committees. Mr. Finnegan co-founded the high yield securities business at JPMorgan Chase (then Chemical Bank, and later Chase Manhattan) in 1993 and subsequently was promoted to the head of Global Leveraged Finance, where he accumulated substantial leadership and financial experience. His later positions as Senior Advisor to The Carlyle Group, a global private equity firm (2003-2005), more recently as Managing Director (2007-2008) of GoldenTree Asset Management, LP, and as an independent consultant since 2003 further enhance his executive experience and fiscal know-how. His committee experience at JPMorgan – as a member of the Management, Global Markets, and Market Risk committees there – provides additional experience in analyzing risk and performing financial strategic planning that we believe adds value to his participation on our Audit and Finance and Investment Committees. Finally, Mr. Finnegan attained a B.A. and M.B.A. from Dartmouth College, one of the nation’s top undergraduate and business institutions. We believe Mr. Finnegan’s significant executive, financial, and educational background qualifies him for service as a member of our Board, Chairman of our Finance and Investment Committee, and member of our Audit Committee, and also makes him a valuable addition to our team.

Terry L. McElroy was named director in March 2006 and currently serves on both the CO Committee and the Audit Committee of our Board. He has also served on our Executive Committee, the duties and responsibilities of which are now encompassed by our new Finance and Investment Committee. Since his 2006 retirement, Mr. McElroy has been self-employed as an independent consultant. Before his 2006 retirement, Mr. McElroy spent more than twenty-five years in multiple executive roles with McLane Company, Inc., a $34 billion supply chain services company that provides grocery and food service supply chain solutions for thousands of convenience stores, including for our company. For the last five years of his executive experience at McLane, he was President of McLane Grocery Distribution, which has provided him the background and experience of working with a board of directors and overseeing management in addition to his substantively valuable experience in a closely-related industry. We believe Mr. McElroy is well qualified to serve on our Board’s CO Committee and the Audit Committee. As a former President and Vice President of Distribution at McLane, Mr. McElroy was responsible for developing and implementing corporate strategy, including how it related to compensation and benefits. Specifically, he served on the committee that developed the first formalized position description and salary framework for the company as a whole, and he later helped develop a formal succession planning process for senior positions that contributed to successful internal promotions for almost all open positions. During his tenure at McLane, Mr. McElroy also served on the committee that formalized the company’s beliefs and values and developed its first long-term strategic plan, and as President, he was responsible for developing and updating the strategic plan for that unit. Further, Mr. McElroy’s extensive high-level executive experience has routinely exposed him to financial analysis and oversight, preparing him for service on our Audit Committee, which monitors regulatory financial compliance and the independence and performance of internal and external auditors. We believe that Mr. McElroy’s broad executive experience, particularly as President and Vice President of a food service supply chain servicing convenience stores, qualifies him well to serve on our Board and on our CO and Audit Committees.

Mark D. Miles first joined our Board in January 2006 and currently serves on our CO Committee and our Corporate Governance and Nominating Committee. Mr. Miles’ wide array of experience, both in terms of industry and position, give him a valuable perspective from which to contribute to our Board as it oversees our company’s dealings with multiple-industry vendors and the public. For instance, since January 2006, Mr. Miles has been the President and Chief Executive

Officer of Central Indiana Corporate Partnership, Inc., a not-for-profit organization of central Indiana CEOs and university presidents that seeks to foster growth and opportunity throughout the region. Additionally, Mr. Miles is currently a director for City Financial Corporation, a holding company for City Securities, in Indianapolis, Indiana and serves on its Compensation and Audit Committees. City Securities Corporation is Indiana’s oldest and largest, independent, full service investment firm active in investment services, money management, insurance, public finance, corporate finance, taxable fixed income, institutional sales and syndication of tax credits. Also, Mr. Miles is currently the Chairman of the Board of “Our 2012 Super Bowl,” the host committee of Super Bowl 2012 in Indianapolis, Indiana. He has held numerous other executive positions in the sports industry, including fifteen years as CEO of the ATP, the official international circuit of men’s professional tennis tournaments (1990 to 2005); President of the Organizing Committee of the 1987 Pan American Games in Indianapolis; and President of the RCA Championships (formerly Indianapolis ATP tournament). We find that this exposure to major event planning has prepared Mr. Miles to offer substantive advice in the areas of marketing and negotiating with vendors, and it also provides experience in strategically responding to complex operational and financial challenges and overseeing an array of personnel, both of which are important Board and Committee functions. Mr. Miles was also Executive Director of Corporate Relations for Eli Lilly & Co., an international agricultural, medical instrument, and pharmaceutical company. Mr. Miles’ responsibilities at Eli Lilly included oversight of the company’s Washington, D.C. office and all of its federal and state governmental affairs, including all lobbying activities. Additionally, Mr. Miles has had experience managing political campaigns, including a mayoral campaign for the city of Indianapolis and several congressional candidate campaigns for both the Indiana and U.S. legislatures. Not only do these positions further underscore Mr. Miles’ diversity of experience in high level executive positions, but we believe that they, and particularly the not-for-profit position, highlight his experience helping businesses plan and strive for growth and show him to be well-situated to strengthen and expand his (and therefore our) business network. We believe Mr. Miles’ diverse and long-ranging executive and operational experience well prepares and qualifies him to serve on our Board and its CO and Corporate Governance and Nominating Committees.

Bryan E. Monkhouse has served on our Board since December 2004 and is currently a member of our Corporate Governance and Nominating Committee and our Audit Committee. Since 2003, Mr. Monkhouse has served as chairman of Blue Water Safaris, Ltd. and as managing director of Liamuiga Marine Limited, both privately-held companies offering tourism services in the Caribbean. Additionally, since his retirement from Irving Oil Limited in 2003, Mr. Monkhouse has been self-employed as a consultant and has provided consulting services to Irving Oil in 2004 and 2008. Mr. Monkhouse has broad high level executive experience in both the oil and convenience store industries, which we believe makes him an ideal fit for our Board. Early in Mr. Monkhouse’s career, he held senior positions in supply, corporate development, logistics, and marketing with Suncor, Inc., an integrated Calgary oil company. As VP of Marketing at Suncor, he was responsible for the operation of the company’s convenience store chain. He then moved to Irving Oil Limited, a petroleum refiner and marketer serving New England and eastern Canada, where he was responsible for approximately 800 convenience stores in Canada and the United States as Vice President of Marketing. Mr. Monkhouse was named COO of the four-billion dollar enterprise in 2001, and he was then charged with overseeing its operations, interacting with inside and outside public accountants and auditors and exercising diligence, all of which are relevant and valuable to our Board and particularly our Audit Committee. Further, at both oil companies, Mr. Monkhouse served as a supply executive, which we believe gives him unique and valuable insight into the goals and constraints of oil companies in their dealings with companies like ours. We believe that Mr. Monkhouse’s work in oil and convenience operations, his continuing executive experience, and his proven financial acumen make him a very valuable member of our Board and its Audit and Corporate Governance and Nominating Committees.

Thomas M. Murnane has been a member of our Board since October 2002 and currently chairs our Corporate Governance and Nominating Committee and serves as a member of our Audit and CO Committees. Mr. Murnane is a 2011 National Association of Corporate Directors (NACD) Governance Fellow. He has demonstrated his commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors. He supplements his skill sets through ongoing engagement with the director community and access to leading practices. Since 2005, Mr. Murnane has been a Principal and co-owner of ARC Business Advisors, a boutique consultancy that provides strategic and operational advice to retailers and their suppliers, as well as M&A due diligence support to both strategic and financial investors on transactions in the retail sector. In light of our company’s history and strategy of growth through acquisitions, Mr. Murnane’s experience is relevant and useful to our company on a substantive level. In addition, advising on significant transactions also highlights Mr. Murnane’s skills in assessing risk and exercising diligence, which are functions relevant to his Committee positions. Mr. Murnane also has extensive experience in the financial sector and its retail applications, an attribute that adds value to his posts on our Board generally and on the Audit Committee in particular. Until his retirement in 2002, Mr. Murnane was a partner at PricewaterhouseCoopers, LLP. He began his career at PwC in 1980, and during his tenure there, he directed first the firm’s Retail Strategy Consulting Practice, later its Overall Strategy Consulting Practice for the East Region of the United States, and most recently served as Global Director of Marketing and Brand Management for PwC Consulting. From 2003-2008, Mr. Murnane also served on the board of Captaris, Inc., a company that developed software to automate paper and other document-centric processes. He chaired the Governance, Nominating, and Strategy Committee, and for various periods served on both the Audit and Compensation Committees there. Captaris was sold to Open Text, a Canadian Company, in 2008. From 2003 to the present, Mr. Murnane has served on the board of Pacific Sunwear of California, Inc., a national chain of specialty stores that retail apparel, accessories, and footwear to teenage consumers. He also serves on the Audit Committee at Pacific Sunwear. From 2002 to 2010, Mr. Murnane served on the board of Finlay Enterprises, Inc., a retailer of fine jewelry. Mr. Murnane was also recently elected to the Board of Directors of Goodwill Southern California, a non-profit organization, where he also serves on the Retail and Strategic Plan Oversight Committees. We believe Mr. Murnane’s diverse executive and board experience provides him key skills in working with directors, understanding board processes and functions, responding to complex financial and operational challenges, and overseeing management. Further, we believe that Mr. Murnane’s demonstrated commitment to boardroom excellence, his experience at a national accounting/consulting firm, his demonstrated understanding of business combinations, his retail prowess, and his prior and current experience on a variety of boards of directors make him a valuable addition to our Board and its Audit, CO and Corporate Governance and Nominating Committees.

Maria C. Richter has served on our Board since July 2006 and currently serves on both our Corporate Governance and Nominating Committee and our Finance and Investment Committee. Since 2003, Ms. Richter has exclusively served on boards of directors, including the Board of Directors of National Grid plc, an international electricity and gas utility company (2003-present), Vitec Group plc, an international provider of broadcast, entertainment, and photographic products and services (2007-present) and Bessemer Trust, an asset management company for high net worth individuals and families (2008-present). Ms. Richter, until 2002, was a Managing Director of Morgan Stanley’s Corporate Finance Retail Group. We believe Ms. Richter is particularly well-suited for our Board based on her broad board experience and financial expertise. Ms. Richter’s extensive service on boards of directors has provided her the background and experience of board processes, function, exercise of diligence, and oversight of management. Ms. Richter also has financial experience, working at Prudential Insurance and Salomon Brothers before rising to Managing Director at Morgan Stanley where she held numerous senior roles, including Managing Director in the Corporate Finance Retail Group responsible for large retail clients of the firm. We believe Ms. Richter is well-qualified to serve our Board’s Corporate Governance and Nominating Committee and Finance and Investment Committee. With her broad experience on multiple boards of directors, she is well suited to the Corporate Governance and Nominating Committee functions of identifying and evaluating individuals qualified to become board members and evaluating our corporate governance policies. She is also well prepared to review transactions and agreements on the Finance and Investment Committee by her experience in finance and her legal education (she earned a law degree from Georgetown University). With her prior board experience, financial expertise, and legal background, we find Ms. Richter to be a valuable member of our Board and its Corporate Governance and Nominating and Finance and Investment Committees.

Our Board recommends that stockholders vote FOR the election of these nominees.

COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the philosophy and objectives of our executive compensation program, explains the compensation decision-making process and details the individual components of total compensation for our named executive officers. Our named executive officers (the “NEOs”) for fiscal 2011 were:

Name	Position
Terrance M. Marks	Former President and Chief Executive Officer

Mark R. Bierley	Senior Vice President, Chief Financial Officer

Keith S. Bell	Senior Vice President, Fuels

John Fisher	Senior Vice President, Marketing

Paul M. Lemerise	Senior Vice President, Chief Information Officer and Store Planning & Construction

Executive Summary

2011 Business Environment

While the U.S. and global economies have shown signs of recovery, unemployment, underemployment and declining home prices remain above normal in the markets where the vast majority of our stores are located. The convenience store business has been proven to be highly congruent with the economic well being of the construction business, and new housing permits in our markets have continued to decline. We believe high consumer credit levels, a continued unstable housing market and depressed consumer confidence levels, especially in our markets, have resulted in decreased recreational travel and consumer spending, which resulted in lower demand for our fuel and merchandise. Wholesale fuel prices were volatile during fiscal 2011. During fiscal 2011, wholesale crude oil prices began the year at approximately $80 per barrel, reaching a high of approximately $114 per barrel in April, before returning to approximately $82 per barrel to finish our fiscal year. We attempt to pass along wholesale fuel cost changes to our customers through retail price changes; however, we are not always able to do so due to competitive conditions.

2011 Company Results

•

Net income was $9.8 million or $0.44 per diluted share. This compares to a net loss of $165.6 million or $7.42 per share last year. Comparable store merchandise revenue increased 0.2%. Aggregate pre-tax goodwill and other impairment charges were $12.6 million in fiscal 2011 compared to $267.1 million in fiscal 2010.

•	Merchandise gross margin was 33.9% compared to 33.8% in fiscal 2010.

•	Fuel gross profit was $257.1 million, compared to $264.7 million a year ago. Fuel gross profit was $260.8 million in the prior year period, excluding the estimated impact of the 53rd week.

•	Net cash provided by operating activities was $178.7 million compared to $154.8 million in fiscal 2010.

•	Long-term debt, net of cash, was $533.4 million at the end of the fourth quarter, decreasing $25.3 million from the end of fiscal 2010.

•

We completed the rollout of our Fresh initiative to the Charlotte, NC, Birmingham, AL, and Gulf Coast Mississippi markets. This initiative is focused on each of our core food and beverage offerings including coffee, hot dogs, fountain and frozen beverages, sandwiches and bakery. As of September 29, 2011 we had converted approximately 250 stores.

Subsequent Event – Resignation of Mr. Marks

Mr. Marks voluntarily resigned from his position as President & CEO effective October 5, 2011 which was 6 days after the end of the fiscal year. Subsequently he forfeited all of the equity awards that he received in fiscal 2009, 2010 and 2011 with the exception of 10,000 shares of restricted stock that vested in equal tranches on September 15, 2010 and

September 15, 2011. He received his earned bonus in accordance with his employment agreement and was paid unused vacation in accordance with the company’s practice. His bonus and vacation pay are reflected in the Summary Compensation Table. Mr. Marks did not receive any severance benefits.

2011 Changes in Compensation Practices

In late fiscal 2010, the CO Committee undertook a comprehensive review of our compensation program for executive officers, including our NEOs, with the objective of strengthening our pay for performance culture and tying compensation to our ability to achieve important strategic, financial and operating objectives. A primary focus of the compensation program review was to ensure that performance measures accurately support our long-term and short-term strategies and provide a balance that rewards not only overall financial performance but also improved performance in specified areas that the CO Committee and our Board view as critical to our success. As a result, the CO Committee has implemented several fundamental changes to our executive compensation program, including:

•	Increasing the percent of restricted stock subject to performance-based vesting conditions from 40% of total equity to 55% of total equity.

•

Revising the fiscal 2011 performance-based long-term incentive program from three one-year targets (set at the beginning of each year) to setting a three-year performance target that includes milestones for each year. We believe this will provide better alignment between long-term compensation and long-term performance, and reward our executive officers for meeting aggressive, long-term earnings goals.

•

Tying long-term compensation to Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization adjusted for one-time accounting charges not forecasted but approved by CO Committee), which we believe is a key measure our stockholders use to evaluate our long-term performance.

•

Modifying our Annual Incentive Plan, or AIP, for fiscal 2011 to increase the weighting of the Merchandise Gross Profit Ratio (defined as the quotient of merchandise gross profit divided by operating store general and administrative expenses without operating rent and adjusted for one-time accounting charges not forecasted but approved by CO Committee) and to include a Fuel Gross Margin performance measure (defined as gasoline sales minus the cost of gasoline sales). These changes in conjunction with the bonus payments being conditioned on the achievement of a certain minimum level of Adjusted EBITDA focus management on successfully executing plans designed to grow sales in a profitable manner and to maximize fuel gross margin dollars.

Overall, the CO Committee believes that the actions taken in fiscal 2011 were in our best interests and in the best interests of our stockholders as they were designed to tie a significant portion of each NEO’s compensation to achieving performance goals that are important to our future success.

Fiscal 2011 Compensation Results for the CEO and Other NEOs

Overall financial results and shareholder returns did not meet our expectations. With the implementation of stronger pay for performance programs beginning in fiscal 2010, the CO Committee feels that these results were linked appropriately in the actual pay received by our CEO and our NEOs. Since the approximate average pay at risk for our CEO and other NEOs is 72% and 64% respectively, the financial results and share price significantly affected the actual pay realized in fiscal 2011. Our CEO realized 54% of his target total compensation and our other NEOs earned 58% of their target total compensation. Some of the long-term incentive value could be regained through improved results in the future and an increase in stock price. The following summarizes the impact of 2011 results on pay:

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Salary: While salary increases were provided to most NEOs in February 2011 based on individual performance and increases in responsibilities in fiscal 2010, no salary increases are being provided to NEOs in February 2012 based on fiscal 2011 performance.

•	Non Equity Annual Incentive: Payments under this plan were 80% of target reflecting the miss in both Merchandise Gross Profit Ratio and Fuel Gross Margin targets.

•

Stock & Option Awards: Stock options for all NEOs are “under water” as of the close of the stock at the end of the fiscal year. Performance-based restricted stock did not vest. While some time-based restricted stock did vest, its value was below the grant value.

The two charts below are designed to show the target compensation (salary, non equity incentive and stock and option awards) set by the CO Committee for the 2011 fiscal year (labeled as “Target $”) and the amount the CEO and other NEOs actually earned (labeled as “Realized $”) during the fiscal year. This reflects the CO Committee’s decisions on pay and how actual pay links to the company’s financial performance and share price.

(1)

Every fiscal year the CO Committee determines a target salary, a target non equity incentive as a percent of base salary, and a target stock and option award as a percent of salary for each NEO. Both the target and realized amounts reflected in this table differ from those shown in “Executive Compensation-Summary Compensation Table” for a variety of reasons, including the following: (i) the target equity amounts are based upon target values considered by the CO Committee in making the awards rather than accounting values reflected in the Summary Compensation Table; and (ii) realized amounts disregard the value of the unvested portions of the equity awards. The impact of the timing of any salary increase and the number of weeks in the fiscal year affect the actual salary earned in any one fiscal year. In order to neutralize the timing issues the salary in the “Target $” amount is the same as the salary amount in the “Realized $” amount.

(2)

Realized compensation is the actual salary earned in the fiscal year and the actual non equity incentive earned in the fiscal year as reported in the summary compensation table. The realized stock and options awards reflect the value of any stock that vested and the value of any options that vested in the fiscal year in which the strike price is higher than the fiscal year closing price. The realized stock and option award amount excludes any potential value that may be realized from future vesting or an increase in the company’s stock price.

Target and Realized CEO Compensation 2010 - 2011

In fiscal 2010 the CO Committee made a decision to pay Mr. Marks a $750,000 salary with a target bonus of 75% of salary and a target long-term incentive grant of approximately 200% of salary (inclusive of the equity awards granted on September 15, 2009). In 2010, the CO Committee had its independent consultant perform a benchmarking study to assist the CO Committee in making pay decisions for fiscal 2011. In 2011, Mr. Marks’ salary was increased to $775,000, his bonus target was set at 100% of salary, and his long-term incentive target was set at 150% of salary. Year over year, target compensation was reduced by approximately 4%. This placed his total compensation at target between the 25th and 50th percentile of the peer groups that were benchmarked.

A significant part of Mr. Marks’ pay was at risk. As a result of less than target financial performance in 2011 and declining shareholder returns, his realized compensation for fiscal 2010 and 2011 was approximately 51% and 54% respectively, of the target compensation set by the CO Committee.

The chart below is designed to show the target compensation (salary, non equity incentive and stock and option awards) set by the CO Committee for the 2010 and 2011 fiscal years and the amount the CEO actually earned during the same fiscal years. This reflects the CO Committee’s decisions on pay year over year and how actual pay links to the company’s financial performance and share price year over year. As the chart demonstrates, target compensation actually declined year over year while realized compensation was relatively flat.

(1)

Every fiscal year the CO Committee determines a target salary, a target non equity incentive as a percent of base salary, and a target stock and option award as a percent of salary for each NEO. Both the target and realized amounts reflected in this table differ from those shown in “Executive Compensation-Summary Compensation Table” for a variety of reasons, including the following : (i) the target equity amounts are based upon target values considered by the CO Committee in making the awards rather than accounting values reflected in the Summary Compensation Table, and, with respect to fiscal 2010, the timing of a portion of Mr. Mark’s equity award; and (ii) realized amounts disregard the value of the unvested portions of the equity awards. The impact of the timing of any salary increase and the number of weeks in the fiscal year affect the actual salary earned in any one fiscal year. In order to neutralize the timing issues the salary in the “Target $” amount is the same as the salary amount in the “Realized $” amount.

(2)

Realized compensation is the actual salary earned in the fiscal year and the actual non equity incentive earned in the fiscal year as reported in the summary compensation table. The realized stock and options awards reflect the value of any stock that vested and the value of any options that vested in the fiscal year in which the strike price is higher than the fiscal year closing price. The realized stock and option award amount excludes any potential value that may be realized from future vesting or an increase in the company’s stock price.

Reconciliation of 2010 & 2011 CEO Total Compensation in the Summary Compensation Table

As a result of the timing of Mr. Marks equity awards and when performance targets were set for his performance-based restricted stock, the stock award amounts (column e) and option awards amounts (column f) reported in the Summary Compensation Table do not align with the target stock and option awards set by the CO Committee (and illustrated in the above chart). The chart and paragraphs below explain the impact of these timing issues and provide a more accurate reflection of the CO Committee’s decisions on Mr. Marks’ pay.

Mr. Marks joined the company on August 24, 2009 as a non-officer to begin the transition with Mr. Sodini the incumbent Chairman & CEO. Subsequently he was appointed CEO on September 25, 2009, which was the first day of the company’s fiscal 2010 year.

On September 15, 2009 he was awarded: 70,000 options, 15,000 time-based restricted shares, and 15,000 performance-based restricted shares. These awards were considered by the CO Committee to be part of his compensation in fiscal 2010. In addition, on December 7, 2009 he was awarded an additional 20,000 performance-based restricted shares, which were also considered by the CO Committee to be part of his fiscal 2010 compensation.

To be compliant with SEC reporting rules the options and restricted stock on September 15, 2009 were not reported as compensation for 2010 because they were issued in fiscal 2009.

The performance-based shares issued on September 15, 2009 and December 7, 2009 each had a three-year vesting period. The performance targets for these shares were established in fiscal 2010 for the first year only (fiscal 2010). Subsequently in fiscal 2011, performance targets were established for fiscal 2011 and fiscal 2012. To be compliant with SEC rules, only one-third of the shares were reported in fiscal 2010 and the other two-thirds of the shares are reported in fiscal 2011.

The timing of the September 15, 2009 option and restricted stock awards and the timing of the setting of the performance targets for the September 15, 2009 and December 7, 2009 performance-based restricted stock awards deflated Mr. Marks’ reported compensation for fiscal 2010 and inflated his reported compensation for fiscal 2011.

(1)

Refer to column (j) in the Summary Compensation Table in the Executive Compensation section below. The value of the earned salary and earned non equity incentive is included in the total reported compensation. The grant date fair value of any equity makes up the additional amount and is affected by the timing of the awards and when the performance targets were set for the performance-based restricted stock.

(2)

This is the fair value of 70,000 options and 15,000 time-based restricted shares granted on September 15, 2009 considered by the CO Committee to be part of fiscal year 2010 compensation. The 2010 fiscal year started on September 25, 2009. To be compliant with SEC reporting rules the value of these awards ($703,800) was not reported as compensation for 2010.

(3)

Mr. Marks was also awarded 15,000 shares of performance-based restricted stock on September 15, 2009. The performance targets for the shares were set in fiscal 2010 for the first year only (2010) of a three-year performance period. Although considered by the CO Committee to be part of Mr. Marks’ fiscal 2010 compensation, to be compliant with SEC reporting rules, only $72,550 of fair value was reported in 2010. The other two-thirds of the shares (with a grant date fair value of $190,600) are reported in fiscal 2011 when the performance targets were established for fiscal 2011 and fiscal 2012.

(4)

Mr. Marks was also awarded 20,000 shares of performance-based restricted stock on December 7, 2009. The performance targets for the shares were set in fiscal 2010 for the first year only (2010) of a three-year performance period. Although considered by the CO Committee to be part of Mr. Marks’ fiscal 2010 compensation, to be compliant with SEC reporting rules, only $96,724 of fair value was reported in 2010. The other two-thirds of the shares (with a fair value of $254,146) are reported in fiscal 2011 when the performance targets were established for 2011 and 2012.

Decisions Made in 2011 to Strengthen Compensation Governance Practices

In addition to the compensation practices above, the CO Committee made the following governance-related decisions:

•	Updated Compensation peer group and comparative pay data: By using more data points and more contemporary data the CO Committee can make more informed decisions on pay.

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Implemented a Compensation Risk Assessment: In January 2011, the CO Committee implemented a formal review process of risks in our compensation programs. In November 2011, the CO Committee completed another review of our compensation programs and practices and agreed that the risks were within our ability to effectively monitor and manage and were not reasonably likely to have a material adverse effect on us.

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Tightened Stock Ownership and Retention Guidelines: Our executives are required to achieve ownership of a number of shares of our common stock to further align their interests and actions with the interests of our stockholders. In 2011, the CO Committee increased the CEO’s ownership guideline from 3 times base salary to 6 times base salary and implemented a retention requirement for executives to retain 75% of net after-tax shares from option exercise and stock vesting until ownership guidelines are achieved.

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Implemented a Clawback Policy: In 2011, we implemented a Clawback Policy that allows for the recovery of “excess” incentive-based compensation from all executive officers if financials are restated due to material non-compliance with reporting requirements. In addition to a stand-alone policy, the provisions of this Clawback Policy have been built into the Annual Incentive Plan, Long-term Award agreements, and individual employment agreements.

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Strong Say-on-Pay Recommendation: During the last proxy season our Board proposed an advisory (nonbinding) vote on Executive Compensation and received the affirmative vote of 98% of shareholders. The CO Committee considered this vote when it made its decisions on our compensation programs for 2012. The program for 2012 continues the same strong pay for performance orientation. In addition our Board recommended an annual advisory (nonbinding) vote on Executive Compensation that received the affirmative vote of 91% of the votes cast at the annual meeting, and therefore determined to hold advisory (nonbinding) votes on Executive Compensation annually.

Our Executive Compensation Program

The primary objectives of our executive compensation program are to fulfill our business and operating needs, comport with our general human resource strategies and enhance stockholder value. We believe the best way to attract, motivate and retain the executive talent essential to the achievement of our short-term and long-term business objectives is to provide a compensation package that:

•	Rewards executives for the accomplishment of pre-defined business goals and objectives (“pay for performance”) and

•	Aligns the interests of management with those of stockholders so that executives will receive financial rewards when stockholders realize gains on their investments.

The Compensation Process

The CO Committee is responsible for establishing and administering our policies, programs and procedures for annual and long-term executive and director compensation; reviewing and approving any additions or changes to employee benefit programs impacting executive and director compensation; and assessing our organizational structure and the development of our executives. Additional details about the CO Committee’s duties and responsibilities are outlined in its Charter, which can be found on our website at www.thepantry.com.

For the NEOs, the CO Committee reviews and approves all compensation decisions. In making its compensation decisions regarding our CEO, the CO Committee takes into consideration the Board of Directors’ annual performance evaluation of our CEO and competitive market analyses for other chief executive officers based on publicly available information provided by our independent compensation consultant. As part of the review process for NEOs other than our CEO, the CO Committee takes into consideration recommendations from our CEO, competitive market analyses and other quantitative and qualitative factors such as overall company performance, individual performance, internal pay alignment and retention concerns.

The CO Committee uses an annual calendar that provides a framework in which it works to accomplish each action required of it. Decisions on pay program changes for the fiscal year, including salary increases, bonus plan design and targets, and equity plan design and targets, are typically made in the first quarter of that fiscal year.

Role of Executive Officers

Our CEO and other NEOs have no role in recommending or setting their own compensation. Our CEO makes recommendations to the CO Committee regarding compensation matters related to his direct reports and provides input regarding executive compensation programs and policies.

Role of Compensation Consultant

From October 2010 through June 2011, the CO Committee had engaged Meridian Compensation Partners LLC (formerly part of Hewitt Associates and herein “Meridian”) as its independent executive compensation consultant to assist in the review and planning of executive and director compensation or to otherwise advise the CO Committee. Meridian reported directly and exclusively to the CO Committee, but worked with management at the CO Committee’s direction to provide advice and assistance or to review or prepare materials for the CO Committee’s review. Meridian provided no services to the CO Committee other than those related to executive and/or director compensation matters.

Specifically, during fiscal 2011 Meridian consulted with the CO Committee and Management regarding the following:

•	Competitive market pay and market trend analyses, including reference data for newly-hired executives;

•	Annual and long-term incentive design, including performance metrics, award sizes, and related modeling;

•	Peer group composition;

•	Committee processes, including annual calendar;

•	Advice with respect to considerations that impact our compensation and benefits programs (including risk assessment analysis); and

•	Consulting regarding the CD&A and related proxy disclosures relative to the executive and director compensation programs.

In June 2011, after completing an extensive review of the incumbent consultant and six other firms, the Committee selected Frederic W. Cook & Co., Inc. (“Cook & Co.”) to be the consultant for the Committee on a go-forward basis. Cook & Co.’s role is to provide the CO Committee with expert analyses, advice and information with respect to executive and non-employee director compensation. A representative of Cook & Co. attends CO Committee meetings, as requested, and communicates with the Chair of the CO Committee between meetings. However, the CO Committee makes all decisions regarding the compensation of executive officers.

During the last quarter of fiscal 2011, Cook & Co. consulted with the CO Committee and Management regarding the following:

•	Long-term incentive program design, including grant-type alternatives and performance measures and weightings;

•	Proposed revisions to executive employment agreement terms and conditions;

•	Non-employee director compensation levels and program structure;

•	Stock ownership guidelines for executives and non-employee directors;

•	Special compensation issues associated with the CEO transition including Interim CEO compensation and retention awards for certain executives; and

•	Tally sheet format and design.

Cook & Co. reports directly to the CO Committee and all work conducted by Cook & Co. for us is on behalf of the CO Committee. Cook & Co. provides no services to the Company other than executive and non-employee director compensation consulting services, and has no other direct or indirect business relationships with the Company or any of its affiliates. All executive compensation services provided by Cook & Co. are conducted under the direction and authority of the CO Committee. In addition, in its consulting agreement with the CO Committee, Cook & Co. agrees to advise the Chair of the CO Committee if any potential conflicts of interest arise that could cause Cook & Co’s independence to be questioned, and to undertake no projects for Management except at the request of the CO Committee Chair and as agent for the CO Committee.

Role of Benchmarking

When making compensation decisions, the CO Committee compares the compensation of our NEOs against compensation paid to similarly-situated executives at companies that the CO Committee considers to be our peers. For fiscal 2011 the CO Committee directed Meridian to update the market compensation analysis for our executive officers. The fiscal 2011 analysis included data from several peer groups viewed by the CO Committee as comparable in terms of size and business complexity. The proxy peer group was selected by the CO Committee after reviewing all publicly-traded companies in the “retail” and “food and staples retail” categories as per the Global Industry Classification System, and reflects the CO Committee’s view of the retailers it considers as likely competitors for our executive talent. Data was obtained from (1) proxy statement disclosures of executive pay as reported by other publicly-traded convenience store industry peers and select retailers (“proxy peer group”), and (2) retailers whose compensation data was included in Hewitt’s 2009/2010 database.

The CO Committee also considered compensation data from peer companies classified in Hewitt’s database as “retailers”, subdivided as follows: (a) retailers whose products and results are less dependent on changes in prevailing fashion trends and whose annual revenues were between $1 billion and $5 billion, and (b) all retail participants. Market pay levels for The Pantry’s executive positions were based on those data sources the CO Committee regarded as most relevant for the specific position.

The composition of our peer groups, summarized below, is expected to be reviewed every two years.

Company	Fiscal 2011-2012 “Proxy Peer Group”	Fiscal 2011-2012 Hewitt $1B - $5B	Fiscal 2011-2012 All Retail Regressed at $3B
Abercrombie			X
Alimentation Couche-Tard	X
AutoZone, Inc.			X
Belk			X
Big Lots ®	X	X	X
The Bon-Ton			X
Brown Shoe			X
Burger King			X
Casey’s General Stores, Inc.	X
Chipotle Mexican Grill		X
Collective Brands			X
CVS Corporation			X
Darden Restaurants, Inc.			X
Dick’s Sporting Goods, Inc.	X	X
Delek US Holding, Inc.	X
Dollar General Corp.	X		X
Dollar Tree, Inc.
Eddie Bauer			X
The Gap			X
Hannaford Brothers			X
The Home Depot			X
Hot Topic			X
Hy-Vee			X
JC Penney			X
LL Bean			X
Limited Brands			X
Lowe’s			X

Company	Fiscal 2011-2012 “Proxy Peer Group”	Fiscal 2011-2012 Hewitt $1B - $5B	Fiscal 2011-2012 All Retail Regressed at $3B
Luxottica Retail			X
Macy’s			X
McDonald’s			X
Nordstrom			X
O’Reilly Automotive, Inc.	X
OfficeMax			X
Papa John’s			X
Pep Boys Manny Moe & Jack	X
Petco Animal Supplies, Inc.		X
PETsMART, Inc.		X
Philips-Van Heusen			X
Radioshack Corporation	X	X
Redcats USA			X
Ruddick Corporation	X		X
7-Eleven ®			X
Sears Holding			X
Staples			X
Susser Holdings Corporation	X
Target			X
Toys R Us			X
Tractor Supply Company®	X
TravelCenters of America		X
TrueValue		X	X
Williams-Sonoma		X	X
Yum! Brands, Inc.			X

Data from the above peer groups was adjusted as appropriate by our consultant using standard statistical and analytical techniques to ensure the information was comparable for a company of our size. Note that for this analysis, our revenue was considered to be $3 billion (vs. the actual reported revenues of $7.3 billion noted elsewhere in this CD&A). This approach reflects the CO Committee’s belief that market pay opportunities for its executive positions should not be unduly influenced by its gasoline sales volume, the potential volatility of gasoline prices, or both. Total compensation for our CEO and other NEOs generally fell between the 25th and 50th percentiles. In implementing our executive compensation program for fiscal 2011, the CO Committee targeted total compensation opportunities for our NEOs to deliver overall rewards between the 25th and 50th percentile relative to the market for achieving targeted results in the belief that this competitive stance is sufficient to attract, retain and motivate executives.

Role of Individual and Company Performance

Although the CO Committee compares our compensation levels to levels for similar positions at peer group companies and examines data from a broader retail sample, it does not rely solely on benchmarking in making its compensation decisions. While a competitive base salary is required to attract and retain executives, the CO Committee believes that a significant portion of the compensation earned by our NEOs should vary with the achievement of the company’s short- and long-term business goals. As previously identified, a significant portion of our executives’ total direct compensation is at risk through utilization of our annual and long-term incentive plan design.

To measure individual performance, each NEO has annual objectives that include specific goals related to improving financial and operational results. An executive officer’s individual objectives and measurement of success vary with the individual executive’s area of responsibility. These measurements determine whether an individual is performing his or her job in a satisfactory manner and whether that individual may be eligible for an increase in salary. For each NEO other than the CEO, the CEO makes salary recommendations based on the individual performance of such NEO largely based on his review of achievement related to those objectives. Similarly, the CO Committee takes into consideration the individual performance of the CEO, largely based on its, and the Board’s, review of the achievement related to those goals and objectives established at the beginning of the fiscal year as well as the demonstration of various competencies including leadership, strategic planning, communications, external relations, talent acquisition and development, board relations, and customer focus. The CO Committee considers individual performance and objectives primarily when setting and adjusting base salary.

The CO Committee develops measures and sets company financial targets that apply equally to all NEOs. Due to the pay for performance structure of the AIP and LTIP, the performance of the company against these key financial measures and the price of the stock determine to a great extent the overall realized pay of the NEOs.

Role of Tally Sheets

During fiscal 2011, the CO Committee reviewed tally sheets prepared for each of our NEOs. The tally sheets describe the total dollar value of each NEO’s annual compensation for the past three fiscal years. The total dollar value includes salary, short- and long-term incentive compensation and the costs incurred by us to provide various health and insurance benefits and perquisites to our NEOs. The tally sheets also describe the mix of compensation, the stock awards and their accumulated realized and unrealized stock gains, and the amounts the NEOs will receive if they leave the company under various circumstances (such as retirement, disability or termination in connection with a change in control).

The tally sheets provide a means of ensuring that the CO Committee is able to make informed decisions regarding the impact on executive officer compensation of changes it considers. These sheets provide insight into the compensation opportunities available to our executive officers (by component and in total), the motivational and retention aspects of outstanding equity plan awards and the potential obligations that could become payable under a variety of possible employment termination scenarios.

Elements of Compensation

The following key components and objectives made up the fiscal 2011 executive compensation program for our executive officers including our NEOs.

Element	Objectives	Key Features
Base Salary	Attract and retain executives by providing a competitive and appropriate level of fixed cash compensation that reflects the executive’s primary duties and responsibilities, individual performance, and the position’s relative value in the marketplace.	Fixed compensation element with merit increase component that considers the economic environment as well as intent to appropriately reward annual performance contributions.

Annual Incentive Awards	Focus executives on achieving pre-determined, short-term (annual) corporate objectives established by the CO Committee that support our business strategy and drive overall performance.	Variable cash compensation component with performance targets set annually that are determined by considering a number of internal and external environmental factors; payouts against these targets are intended to reward individuals based on achievement of corporate goals. Actual annual incentives earned may be 0, if threshold performance objectives are not achieved, or may range from 50% to 200% of the target annual incentive opportunity, depending on our actual performance compared to the performance targets.

Element	Objectives	Key Features
Long-Term Incentive Awards	Align an executive’s interests with the stockholders’ interests; reward executives for achieving our long-term business objectives and for creating and improving stockholder value; promote long-term retention of our executives.	Variable equity-based compensation component with awards that are a blend of 15% stock options, 30% time-based restricted stock and 55% performance-based restricted stock.

Health & Welfare Plans	Help protect employees and their families from the possibility of economic hardships caused by illness, disability or loss of life.	Indirect compensation component which mirrors the health and welfare benefits offered to employees in general.

Retirement Plan	Assist with retirement planning.	Indirect compensation component offered to all eligible employees to participate and receive Company contributions to our 401(k) plan.

Perquisites	Encourage the health of our executives and provide a similar level of benefits provided to other members of management	Indirect compensation component includes an executive physical program and car allowance.

Pay Mix at Target

The table below illustrates how the primary components of target executive compensation (base salary, annual cash incentive opportunity and long-term equity incentive opportunity) are allocated. For our NEOs in fiscal 2011, the target allocation was as follows:

2011 Fiscal Year Compensation Mix(1)
Name	Base Salary	Annual Cash Incentive	Long-term Equity Incentive
Terrance M. Marks	29%	29%	43%
Mark R. Bierley	36%	22%	42%
Paul M. Lemerise	36%	22%	42%
Keith S. Bell	36%	22%	42%
John J. Fisher	36%	22%	42%

(1)

Total compensation for purposes of this table is the total of base salary, annual cash at target level and long- term incentive opportunities with performance-based incentive at target level. The amounts associated with these target percentages will differ from the actual amounts reflected in the Summary Compensation Table. The sum of the percentages in each row may not equal 100% due to rounding.

The CO Committee believes that this compensation mix aligns with our compensation philosophy of pay-for-performance because a significant percentage (ranging from 64% to 72%) of each NEO’s compensation is variable and/or equity-based compensation. The emphasis on performance serves to tie executive compensation to our annual and long-term success.

Base Salary

We consider the following factors in setting base salary levels for our executive officers (without applying a specific weighting to any factor):

•	the executive’s achievement of his individual goals and objectives as well as the overall manner in which the duties of his assigned role have been carried out;

•	the relationship between current salary and appropriate internal and external salary comparisons;

•	the range of salary increases being granted by competitors; and

•	whether the responsibilities of the position have changed during the preceding year.

Each of our NEOs has entered into an employment agreement with us which establishes the salary for such NEO, subject to increases at the discretion of the CO Committee and/or Board. Base salaries are reviewed annually and may be adjusted, as discussed above. Base salaries are generally targeted between the 25th to 50th percentiles of our peer groups, and individual salaries vary within the competitive range, depending on the executive’s experience and performance. Also, the CO Committee retains the flexibility to pay outside this range as necessary. For example, the CO Committee may pay outside of this range to attract external talent or to retain existing executives whose skills are viewed as critical to our ability to achieve our business objectives.

The Committee made the following decisions related to 2011 base salaries, effective February 2011:

•

Mr. Marks’ base salary increase was 3.33%. In determining this increase, the CO Committee considered his strong focus in driving our 2010 business plan including the successful launch of our “Fresh” program on schedule and the development of a multi-year fuel strategy as well as strengthening the leadership team to enable our strategies and initiatives in an integrated manner. The CO Committee noted that, under Mr. Marks’ leadership, we achieved or exceeded our key financial objectives (Merchandise Sales Growth, Merchandise Gross Profit Ratio, Adjusted EBITDA and Free Cash Flow) in 2010.

•	Mr. Bierley did not receive a base salary increase for fiscal 2011 as he recently joined us at the end of fiscal 2010, and the CO Committee determined that an increase was not yet appropriate.

•

Mr. Bell’s base salary increase was 2.78%. In determining this increase, the CO Committee considered his fiscal year 2010 achievements that included developing and executing a new fuel pricing strategy and negotiating a new fuel supply agreement with Marathon.

•

Mr. Fisher’s base increase of 10% reflected his successful launch of the “Fresh” program in 2010 and the increase in the scope of his position when he assumed company-wide merchandising responsibilities.

•

Mr. Lemerise’s base salary increase was 10%. In determining this increase, the CO Committee recognized his strong performance in leading our information technology strategy and increased responsibilities added to his position in supervising construction project management.

The CO Committee did not authorize any base salary increases to NEOs for 2012 due to the company’s financial performance and performance of the stock during the fiscal year.

Annual Incentive Award

Our Annual Incentive Plan or AIP is designed to reward the achievement of annual performance goals. It is one of our key management incentive plans covering 281 employees including all of our NEOs. All participants, including our NEOs, are assigned target incentive opportunities expressed as a percent of fiscal base salary as shown in the table below. Actual payouts that can be earned by any of our named executive officers can vary from 50% of target awards for achieving or exceeding threshold performance goals to 200% of target awards for achieving or exceeding maximum performance targets.

Performance Measures and Results

The CO Committee reviewed the design of our AIP for fiscal 2011 and made several key revisions intended to tie our rewards more closely to our strategic initiatives while continuing to drive stockholder value:

•

The CO Committee modified the financial performance metrics and weights for its fiscal 2011 bonus program. The Merchandise Gross Profit Ratio (defined as the quotient of merchandise gross profit divided by operating store general and administrative expenses without operating rent and adjusted for one-time accounting charges not forecasted but approved by CO Committee) continued to be one of the measures. The weight was increased to 75% in fiscal 2011 from 35% in fiscal 2010 to drive sales and gross margin improvement inside the store while maintaining expense efficiencies. Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization adjusted for one-time accounting charges not forecasted but approved by CO Committee) was replaced by Fuel Gross Margin Dollars and weighted at 25%. Fuel Gross Margin Dollars is gasoline sales minus the cost of gasoline sales. This new measure is intended to focus management on opportunities to maximize gross profit dollars which tend to rise and contract with the fluctuations in fuel prices without impacting the incentive for in-store performance

•

Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization adjusted for one-time accounting charges not forecasted but approved by CO Committee) continues to be an important aspect of the AIP in serving as a “qualifier” for the fiscal 2011 plan. We believe Adjusted EBITDA is a key measure our stockholders use to evaluate our long-term performance. If a certain minimum level of Adjusted EBITDA is not achieved, no payments attributed to the other financial performance metrics (Merchandise Gross Profit Ratio and Fuel Gross Margin Dollars) will be made.

•

For fiscal 2011, the target award opportunity for our CEO was adjusted to 100% of base salary. The target award opportunity for each of our other NEOs was adjusted to 60% of base salary. The CO Committee approved the target bonus opportunities for our CEO and our other NEOs as a result of their review and consideration of the benchmark analysis conducted in fiscal 2010.

•

The CO Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the CO Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. For fiscal 2011, the CO Committee determined that a change in accounting practices would have resulted in a higher merchandise gross profit ratio number and a higher 2011 annual incentive payout than the results warranted. The CO Committee exercised its discretion to back out the impact of the accounting change and reduce the size of the bonus paid. Please see footnote (2) in the table below for more detail.

2011 Annual Incentive Plan Performance Measures and Results
Performance Measures	Weighting	Threshold	Target	Maximum	2011 Results(2)	Payout as % of Target
Merchandise Gross Profit Ratio	75%	1.04	1.095	1.12	1.071	84.9%
Fuel Gross Margin Dollars(1)	25%	$250	$271	$292	$257.1	66.8%
Minimum Adjusted EBITDA Qualifier(1)		$210			$228.8
Payout as % of Target Award		50%	100%	200%		80.4%

(1) Shown in millions.

(2) Actual merchandise gross profit ratio of 1.076 and reported Adjusted EBITDA results of $231.7M were adjusted downward by the CO Committee to reflect an accounting reclassification of a $2.9M expense to interest and to prevent an unintended enlargement of the bonus payout.

Long-Term Incentive Awards

The CO Committee granted long-term incentive awards in fiscal 2011 pursuant to our Omnibus Plan. We provide long-term incentive awards to ensure that our overall compensation program is competitive and supports our goal of attracting and retaining talented executives. Long-term incentive awards are intended to align the interests of our NEOs and other key employees with those of our stockholders, especially when combined with our minimum stock ownership requirements (discussed below), and to reward executives for achieving our long-term business objectives and for maximizing stockholder value.

Fiscal 2011 Equity Grants – Type and Mix

In December 2011, the CO Committee granted long-term incentive awards to NEOs with the following mix: 55% performance-based restricted stock, 30% time-based restricted stock and 15% stock options. Although we consider all equity-based compensation to be performance-based in that the ultimate value is tied to our share price and total shareholder return performance, this mix increased the percent of what institutional investors consider “performance-based equity” from 40 to

55%. The CO Committee chose this mix to reflect market trends and to further align our compensation program with our pay for performance philosophy through the increased use of performance-based restricted stock. The target award opportunity (based on grant-date fair value at target) for our CEO was 150% of base salary, and the target award opportunity for each of our other NEOs was 115% of base salary. The CO Committee approved the awards as a result of their review and consideration of the benchmark analysis conducted in fiscal 2011.

Award Type	Grant Date Fair Value Mix	Reason for Type of Award
Performance-Based Restricted Stock	55%	The CO Committee emphasizes performance-based, at-risk equity awards. The shares of performance-based restricted stock vest only if certain performance goals are achieved and align the executive officers’ incentives with both our operational and shareholder return performance.

Time-Based Restricted Stock	30%	The shares of time-based restricted stock are intended primarily as a long-term retention tool to encourage executive officers to continue to serve the Company. The CO Committee believes that time-based restricted stock will also align the interests of executives with stockholders by encouraging executives to focus on maximizing stockholder value as the economic value of these awards is tied to our stock price.

Stock Options	15%	Stock options are also intended to align our executive officers’ interests with our stockholders’ interests and to reward share price appreciation, as stock options have value to executive officers only if our share price increases.

For fiscal 2011, the CO Committee believes that the combination of these types and amounts of stock awards fall within the targeted range for competitiveness and give executives considerable incentive to maximize long-term financial growth for our stockholders. Specific grants to our NEOs made in fiscal 2011 are disclosed in the Grants of Plan-Based Awards table below.

Performance-Based Restricted Stock

Fiscal 2010 Performance-Based Grants

Shares of performance-based restricted stock awarded in fiscal year 2010 have an opportunity to vest in three annual installments commencing on December 7, 2010. The annual vesting is determined by each fiscal year’s performance. For the first installment of the 2010 grants, the CO Committee chose year-over-year Adjusted EBIT growth as the sole performance measure. For the second and third installment of grant, the CO Committee chose annual Adjusted EBITDA as the sole measure and set the targets for fiscal years 2011 and 2012 consistent with the targets established for the performance-based restricted stock granted in fiscal year 2011. Based on fiscal 2011 performance, the CO Committee determined that 2011 Adjusted EBITDA did not meet the threshold level, resulting in no shares vesting in the second performance period.

Fiscal 2011 Performance-Based Grants

For performance based restricted stock granted in fiscal year 2011, the CO Committee increased the percent of performance-based equity to 55% and changed the design of the award to include both one-year and three-year performance periods to focus executives on our growth strategy and achieving long-term results. Shares of the fiscal 2011 grant have an opportunity to vest in each of three performance periods beginning on December 17, 2011. The performance goals are based on year over year Adjusted EBITDA growth. Participants have the opportunity to earn up to 33.3% of the target number of shares granted for annual Adjusted EBITDA performance in each of 2011 and 2012. At the end of 2013, participants may earn up to 150% (minus the shares earned in the first two years) of full target number of shares based on cumulative Adjusted EBITDA performance over the three-year period.

The CO Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the CO Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under our 2007 Omnibus Plan (our “Omnibus Plan”). For fiscal 2011, the CO Committee determined that a change in accounting practices would have resulted in a higher Adjusted EBITDA number and result in partial vesting of the performance-based restricted stock issued in fiscal 2010 and fiscal 2011. The CO Committee exercised its discretion to back out the impact of the accounting change which reduced the Adjusted EBITDA to below threshold levels. As the following table illustrates, 2011 Adjusted EBITDA was below the threshold level for the fiscal 2010 and 2011 grants, and therefore none of the eligible shares for this performance year vested.

Performance Based Restricted Stock Awards 2011 Performance Measures and Results
	2011 Annual Measures		Results(1)	% of 2011 Eligible Shares Vested
Award Year	Threshold	Target
2010 Award
Adjusted EBITDA Performance Targets ($M)	$230.0	$250.0	$228.8	0
Vesting Schedule for 2011 Tranche	50%	100%

2011 Award
Adjusted EBITDA Performance Targets ($M)	$230.0	$250.0	$228.8	0
Vesting Schedule for 2011 Tranche	50%	100%

(1)	Reported Adjusted EBITDA results of $231.7M were adjusted downward by the CO Committee to reflect an accounting reclassification of a $2.9M expense to interest.

Time-Based Restricted Stock

Time-based restricted stock was granted based on the fair market value of our common stock on the date of grant. Shares of time-based restricted stock awarded on fiscal year 2011 vest in three annual installments commencing on the first anniversary of the grant date. Shares of time-based restricted stock awarded to newly-hired NEOs in fiscal 2011 vest in three annual installments commencing on the first anniversary of such executive officer’s hire date.

Stock Options

Stock options granted in fiscal 2011 have an exercise price equal to the fair market value of our common stock on the date of grant, have a seven-year term, and vest in three annual installments commencing on the first anniversary of the grant date.

Retention Award of Time-Based Restricted Stock

Mr. Marks unexpectedly resigned his position as President & CEO on October 5, 2011. Mr. Marks had been responsible for hiring three of the NEOs over the last two years and his departure created significant uncertainty for the senior management team. In addition to the CEO vacancy, the company has been recruiting for a Senior Vice President, Operations, to replace another departed executive. The CO Committee felt it was in the best interest of the company and stockholders to take action to stabilize the senior management team. The Committee approved retention awards in the form of time-based restricted stock to the following NEOs in order to encourage members of the senior management team to remain with the company. The awards were granted on October 5, 2011 and vest fully on the second anniversary of the grant date. If the grantee is terminated without cause before the first anniversary of the grant date, 50% of the shares will vest. If the grantee is terminated without cause after the first anniversary of the award, the amount of shares vested will be prorated based on the number of full months of service since the grant date.

Name	Title	Fair Value of Grant
Keith S. Bell	Senior Vice President, Fuels	$300,000
Mark R. Bierley	Senior Vice President, Chief Financial Officer	$450,000
John J. Fisher	Senior Vice President, Marketing	$300,000
Paul M. Lemerise	Senior Vice President, Chief Information Officer and Store Planning & Construction	$300,000

Executive Stock Ownership and Retention Guidelines

The CO Committee believes that our NEOs should have a meaningful ownership stake in the company that will align their interests with our stockholders and will promote a long-term perspective in managing our company. The ownership guidelines specify a dollar value, expressed as a multiple of base salary, of shares that our NEOs must accumulate and hold. Stock options and unvested restricted stock do not count toward satisfying these ownership guidelines. Beginning in fiscal 2012 the CO Committee increased the ownership requirement for the CEO from 3 times base salary to 6 times base salary and also implemented a requirement that executives retain and hold 75% of the net, after-tax profit shares from stock option exercises and restricted stock vesting, until the required ownership levels are met. The following table lists the specific ownership requirements.

Position	Minimum Ownership Requirements (Dollar Value of Shares)	Retention Requirements
Chief Executive Officer	6 x Base Salary	Retain 75% of net, after-tax profit shares until
Senior Vice President	1 x Base Salary	ownership guidelines are met

Once a year, the CO Committee will review ownership levels of executives covered by these ownership requirements against the guidelines. For purposes of determining the value of the stock held by an executive at this annual review, the value per share shall be the 90-day average closing share price of the Company’s common stock as of the end of the previous month.

Equity Award Grant Practices

Our equity award grant practices require that annual equity grants to our NEOs be made three trading days after our annual earnings results have been announced (as long as there is no material information that has not yet been disclosed publicly). Our equity grant practice continues to require that the exercise price or price for calculation of any full value shares equal the closing price of our common stock on the date of grant.

Our policy is not to grant our equity awards when there is material information about our company that has not been disclosed publicly. We also have never re-priced or back-dated options granted under any of our equity compensation plans, and the Omnibus Plan specifically prohibits these practices. All long-term incentive awards since fiscal 2008 have been granted in compliance with this policy.

Benefits & Perquisites

Generally, the CO Committee believes that benefits to executives should be aligned with those provided for other employees. Therefore, the health and welfare benefits and the 401(k) plan benefits offered to executives are largely those that are offered to the general employee population.

In early fiscal 2010, the CO Committee undertook a review of the benefits and perquisites offered to our executive officers. In connection with that review, the CO Committee eliminated many of the perquisites previously offered, including club memberships, certain tax and estate planning perquisites, supplemental health benefits and a company-provided car. It retained certain benefits such as enhanced life insurance and an annual wellness physical, and replaced the company car program with a monthly car allowance. The CO Committee views our limited executive perquisites as reasonable and competitive.

Additional details regarding these programs are provided in connection with the footnotes to the “All Other Compensation” column of the “Summary Compensation Table” below.

Executive Employment Agreements

Due to the highly competitive market for executive talent in the retail sector, we have typically entered into employment agreements with all of our NEOs, including our CEO. We generally offer these arrangements to attract key talent from outside the company by providing a fixed level of severance income and other benefits in the case of employment termination for various reasons.

We believe that we benefit from these arrangements because we receive various competitive protections in the form of restrictive covenants (non-compete, non-solicitation and non-disclosure provisions). Also, these arrangements are designed to promote stability and the retention of our executives in the event of a change in control.

Under the terms of these employment agreements, our NEOs are entitled to severance benefits upon the occurrence of specified events including termination of employment without cause and upon a change in control. Enhanced benefits in the case of a change in control for our NEOs require the occurrence of both the change in control as well as a subsequent termination of employment, which is referred to generally as a “double trigger.” We do not provide so-called excise tax “gross-ups.”

The CO Committee determined the appropriate payment and benefit levels under the various circumstances that trigger payments or provision of benefits upon termination or change in control by examining general market practices regarding severance compensation, with our independent compensation consultant’s advice and assistance. In determining the multiples of severance compensation, the CO Committee considered many factors, including the compensation being paid to similarly-situated executives at peer group companies, the other elements of compensation being offered to the executive and its view of what is an appropriate level of severance to be paid under various termination scenarios.

The CO Committee generally does not engage in negotiations with the NEOs regarding the severance compensation element of the employment agreement because it believes that severance compensation is a standard benefit that should be uniform for all NEOs other than the company’s CEO. With respect to the CEO, the specific severance compensation payable to our CEO may differ under certain circumstances from the other NEOs as a result of arms-length negotiations between the CEO and the CO Committee at the time of hire. Mr. Holman, our interim CEO, does not have an employment agreement. It is expected that an employment agreement will be negotiated with a new CEO upon hire.

We view our severance arrangements with our NEOs as key elements of a competitive executive compensation program and our CO Committee monitors and periodically reviews these arrangements. A more detailed description of the general termination and change in control provisions we have in place is set forth in the section below entitled “Potential Payments Upon Termination or Change in Control.” The key provisions are summarized below:

Severance Trigger		Severance Benefits for NEOs

Involuntary termination Without Cause or by notice of non-renewal	•	1 times base salary with offset for subsequent employment
	•	Prorated bonus for the fiscal year in which the effective termination date occurs. The amount of the pro-rata bonus paid will be determined based on actual results, but pro-rated for the proportion of the year the executive was employed. The bonus will be paid at the same time as bonuses are paid to other employees with a similar position and title
	•	Reimbursement for monthly COBRA coverage (minus the employee contribution rate at the time of termination) for up to the full severance period

Death or Disability	•	6 months of base salary for death
	•	the shorter of 6 months of base salary or until the employee begins receiving long-term disability benefits in the case of disability
	•	the NEOs may receive a prorated bonus at the discretion of the CO Committee

Severance Trigger		Severance Benefits for NEOs

Within 18 months following a Change in Control, termination by us Without Cause, by notice of non-renewal, or by employee for Good Reason	•	2 times base salary payable in a lump sum
	•	2 times target bonus for year of termination payable in a lump sum
	•	Reimbursement for monthly COBRA coverage or equivalent medical coverage (minus the employee contribution rate at the time of termination) for up to two years

Succession Planning

On an annual basis, the CO Committee reviews and discusses with the Board the succession plan for the company’s executive officers and other key executives. In April 2011 the Committee reviewed and discussed with the Board, the succession planning process, succession candidates for the executive team, the process for CEO selection, and an emergency succession plan for the CEO. Upon the announcement of Mr. Marks’ resignation in August 2011, the Board implemented the previously approved emergency succession plan and started the previously agreed upon search process for a new CEO.

Clawback Policy

In early fiscal 2011, our Board of Directors adopted a compensation clawback policy. In the event that we are required to prepare an accounting restatement due to the material noncompliance by us with any financial reporting requirement under the securities laws, we will seek to recover from any current or former executive officer who received incentive-based compensation (including stock options awarded as compensation) during the three-year period preceding the date on which we are required to prepare the accounting restatement, the amount paid based on erroneous data that exceeds what would have been paid to the executive officer under the accounting restatement. We will amend this policy, if necessary, in accordance with the rules of the Securities and Exchange Commission, as they are promulgated.

Policy with Respect to $1 Million Deduction Limit and Impact of Accounting Treatment

The CO Committee believes it is important to consider the financial reporting and income tax consequences to us when it makes decisions about our executive compensation program. Overall, the CO Committee seeks to balance the effectiveness of compensation for the NEO with the resulting impact on reported earnings as well as deductibility considerations.

In making its compensation decisions, the CO Committee has considered that Section 162(m) limits deductions for compensation paid in excess of $1 million. As a result, the CO Committee has designed much of the total compensation packages for the NEOs to qualify for the performance-based compensation exemption from the deductibility limit. However, it has retained the discretion to design and use compensation elements that may not be deductible under Section 162(m), if in its judgment so doing would be in our best interests.

We do not expect the accounting treatment of differing forms of equity awards to vary significantly. For this reason, accounting treatment is not expected to have a material impact on the forms of equity compensation selected, or on other compensation decisions.

Policy with Respect to Hedging of Company Stock

It is our policy that each of our employees, officers and directors is expected to know and comply with laws, rules and regulations and all other company policies and procedures, including those applicable to transactions governed by SEC regulations. Accordingly, our employees, officers and directors may not engage in short-term speculative transactions involving trading in our securities. This includes short sales, sales against the box and puts, calls and options on our securities (other than the exercise of employee or director stock options). Other practices which may be effectively considered hedging, such as forward purchase contracts or margin loans, are not prohibited, but are subject to legal review in advance.

Compensation Committee Report

The CO Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with Management. Based on such review and discussions, the CO Committee recommended to the Board, and the Board has approved, that the Compensation Discussion and Analysis be included in both the company’s Annual Report on Form 10-K for the year ended September 29, 2011 and the company’s Proxy Statement on Schedule 14A for the Annual Meeting of Stockholders to be held on March 14, 2012.

Compensation and Organization Committee

Robert F. Bernstock, Chairman

Terry L. McElroy

Thomas M. Murnane

Mark D. Miles

Executive Compensation

The following tables and accompanying narratives and footnotes are an important part of our disclosures and should be read in conjunction with the “Compensation Discussion and Analysis”, which sets forth the objectives of our Executive Compensation Program.

Summary Compensation Table

The following table provides a summary of the compensation for our NEOs for the fiscal years ending September 24, 2009, September 30, 2010, and September 29, 2011.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
	(1)	($)(2)	($)(3)	($)	($)(4)	($)(5)	($)(6)	($)(7)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(i)	(j)
Terrance M. Marks(8)	2011	$765,866		$1,515,810	$125,837	$623,100	$57,612	$3,088,225
President and	2010	$764,423		$135,427		$571,655	$31,398	$1,502,903
Chief Executive Officer

Mark R. Bierley(2)	2011	$423,366		$465,312	$54,671	$205,020	$82,791	$1,231,160
Senior Vice President,	2010	$6,538	$130,000		—		—	$136,538
Chief Financial Officer

Paul M. Lemerise(2)	2011	$280,771		$520,605	$36,300	$137,967	$20,121	$995,764
Senior Vice President,	2010	$148,000	—	$55,204	—		$98,796	$473,546
Chief Information Officer and Planning & Construction

Keith S. Bell	2011	$306,931		$501,754	$38,798	$149,544	$23,096	$1,020,123
Senior Vice President,	2010	$307,400		$130,779	$116,876	$153,255	$23,396	$731,706
Fuels	2009	$297,362		$217,679	$197,860	$235,842	$40,462	$989,205

John J. Fisher(2)	2011	$296,969		$427,986	$38,398	$145,926	$24,736	$934,016
Senior Vice President,	2010	$145,962	—	$50,054	—	$75,406	$52,144	$323,566
Marketing

(1)

Fiscal 2011 is the period from October 1, 2010 to September 29, 2011. Fiscal 2010 is the period from September 25, 2009 to September 30, 2010. Fiscal 2009 is the period from September 26, 2008 to September 24, 2009.

(2)

The company has entered into employment agreements with each NEO. Each agreement sets an initial base salary at the time of hire. Thereafter, the base salary is set at the CO Committee’s discretion. For more detailed information on the

CO Committee’s process and philosophy in setting base salaries, please refer to the section entitled “Base Salary” in the Compensation Discussion and Analysis. Note the fiscal 2010 was a 53-week year and fiscal 2009 and 2011 were 52-week years. Compensation amounts for Mr. Bierley, Mr. Lemerise and Mr. Fisher reflect a partial year of employment in 2010. Mr. Marks was CEO for all of fiscal 2011, but resigned his position effective October 5, 2011.
(3)	In fiscal 2010, Mr. Bierley’s employment agreement provided for a sign-on bonus payment of $130,000.
(4)

The amounts shown in columns (e) and (f) for fiscal 2011 are the aggregate grant date fair value of stock options, time-based restricted stock and performance-based restricted stock computed in accordance with FASB Accounting Standard Codification Topic 718 and do not reflect the compensation actually received by the NEO. The compensation amounts shown in the above columns for fiscal 2009 have been recomputed from prior years’ proxy statement disclosures to reflect the grant date fair value of stock-based awards in those years. These award values have been determined based on certain assumptions, which are described in Note 17 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal 2011. For fiscal 2011, the amount shown in column (e) is the sum of the grant date fair value at target of two-thirds of performance-based restricted stock awarded on September 15, 2009 (for Mr. Marks only), the grant date fair value at target of two-thirds of performance-based restricted stock awarded in fiscal 2010, the grant date fair value at target of 100% of the performance-based restricted stock awarded on December 17, 2010, and the grant date fair value of 100% of the time-based restricted stock awarded on December 17, 2010. None of the shares of performance-based restricted stock granted in fiscal 2010 and 2011 have vested because the performance thresholds were not met. Options granted in fiscal 2010 and 2011 for NEOs are all under water and no value has been realized as of the end of the 2011 fiscal year.

(5)

Column (g) reflects the amounts paid under the Annual Incentive Plan for each fiscal year. See “Annual Performance Award and Other Bonus Payments” in the Compensation Discussion and Analysis for a description of non-equity incentive plan compensation design. For Mr. Marks, this award was earned in fiscal 2011 and paid after he ended his employment pursuant to his employment agreement.

(6)

Amounts represent company-matching contributions to the 401(k) retirement plan, the cost of company-provided life insurance benefits, the cost of company-provided vehicles, relocation expenses and other personal benefits, including payments at termination. Details are described in the following table entitled “All Other Compensation Table”.

(7)	The amounts reported in this column are the sums of columns (c), (d), (e), (f), (g) and (i) for each of the NEOs.
(8)

Mr. Marks resigned his position effective October 5, 2011. As a consequence, Mr. Marks forfeited all of his outstanding equity awards granted in fiscal 2011. The amount stated in column (g) is Mr. Marks’ bonus earned and paid in fiscal 2011 in accordance with his employment agreement. To see a reconciliation of Mr. Marks’ 2010 and 2011 compensation refer the section above entitled “Reconciliation of 2010 & 2011 CEO Total Compensation in the Summary Compensation Table”.

All Other Compensation Table

The following table sets forth each component of the “All Other Compensation” column of the Summary Compensation Table for fiscal 2011.

Name	401(k) Matching Contribution	Cost of Company- Provided Insurance(1)	Cost of Company- Provided Car or Car Allowance(2)	Relocation Expenses(3)	Supplemental Health Benefits(4)	Other Personal Benefits(5)	Total
Terrance M. Marks	$19,600	$3,930	$13,217	$—	$—	$20,865	$57,612
Mark R. Bierley	$—	$3,570	$8,532	$70,689	$—	$—	$82,791
Paul M. Lemerise	$4,990	$2,861	$9,000	$—	$3,270	$—	$20,121
Keith S. Bell	$9,862	$3,008	$10,226	$—	$—	$—	$23,096
John J. Fisher	$5,735	$2,938	$9,000	$7,063	$—	$—	$24,736

(1)	Represents the dollar value of life and long-term disability insurance premiums paid by us on behalf of our NEOs.
(2)	Represents car-related expenses including allowances, lease costs, maintenance, fuel and taxes if applicable.
(3)

The amounts in this column represent taxable relocation expenses which are “grossed-up” based on each individual’s applicable tax rate and living and commuting expenses for Mr. Bierley which are not grossed up.

(4)	Mr. Lemerise had expenses of $3,270 for an executive physical.
(5)	Mr. Marks received $20,865 in accrued but unused vacation pay.

Grants of Plan-Based Awards in Fiscal 2011

The following table provides information about equity and non-equity incentive plan awards granted to our NEOs in fiscal 2011. All stock options were granted under our Omnibus Plan. All non-equity incentive plan awards (other than the performance-based bonus to Mr. Lemerise) were granted under our annual incentive plan which is an element of our Omnibus Plan.

Name	Grant Date	Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Award: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Closing Market Price on Grant Date ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Terrance M. Marks(6)			$387,500	$775,000	$1,550,000
(5)	12/17/10	12/13/10				11,667	23,333	23,333			$19.06	$444,733
	12/17/10	12/13/10				18,876	37,752	56,628			$19.06	$719,553
	12/17/10	12/13/10							18,443		$19.06	$351,524
	12/17/10	12/13/10								17,028	$19.06	$125,837

Mark R. Bierley			$127,500	$255,000	$510,000
	12/17/10	12/13/10				8,200	16,401	24,601			$19.06	$312,603
	12/17/10	12/13/10							8,012		$19.06	$152,709
	12/17/10	12/13/10								7,398	$19.06	$54,671

Keith S. Bell			$93,000	$186,000	$372,000
(5)	12/17/10	12/13/10				4,500	9,000	9,000			$19.06	$171,540
	12/17/10	12/13/10				5,819	11,639	17,458			$19.06	$221,839
	12/17/10	12/13/10							5,686		$19.06	$108,375
	12/17/10	12/13/10								5,250	$19.06	$38,798

Paul M. Lemerise			$85,800	$171,600	$343,200
(5)	12/17/10	12/13/10				2,928	5,856	5,856			$19.06	$111,615
	12/17/10	12/13/10					5,247				$19.06	$100,008
	12/17/10	12/13/10				5,445	10,891	16,336			$19.06	$207,582
	12/17/10	12/13/10							5,320		$19.06	$101,399
	12/17/10	12/13/10								4,912	$19.06	$36,300

John J. Fisher			$90,750	$181,500	$363,000
(5)	12/17/10	12/13/10				2,654	5,309	5,309			$19.06	$101,183
	12/17/10	12/13/10				5,759	11,519	17,278			$19.06	$219,552
	12/17/10	12/13/10							5,627		$19.06	$107,251
	12/17/10	12/13/10								5,196	$19.06	$38,398

(1)

The amounts shown represent the potential threshold, target and maximum payouts under our Annual Incentive Plan for performance during fiscal 2011. Our performance measures and financial results are discussed more fully in the above Compensation Discussion and Analysis. The actual amounts paid for fiscal 2011 are shown in column (g) of the Summary Compensation Table.

(2)

The amounts shown in the first row represent the range of potential shares that may be earned pursuant to the performance-based restricted stock award grant for the fiscal 2011-2013 performance period. Up to one-third of the target number of shares may vest in each of first and second anniversary of the grant date, based on annual Adjusted EBITDA performance goals. At the end of the three-year period, participants may earn up to 150% (minus the shares earned in the first two years) of full target number of shares based on cumulative Adjusted EBITDA performance over the three-year period.

The amounts shown in the second row represent the range of potential shares that may be earned pursuant to the second and third tranches of the fiscal 2010 performance-based restricted stock grant award. In compliance with SEC rules, these shares were not reported in last year’s proxy statement with the first tranche because the performance goals for the second and third tranche had not yet been established. The shares vest in equal annual installments on the anniversary of the grant date each year within the three-year performance period.

For both the 2010 and 2011 performance-based restricted shares, the threshold achievement payout is 50% of target and the maximum achievement payout is 150% of target. Performance below threshold results in no payout. The performance objectives set for the fiscal 2011 performance period were not met and as such, no shares vested.

(3)	The amounts shown represent shares of time-based restricted stock that vest in equal annual installments over a three-year period from the date of grant.
(4)	The amounts shown represent options that vest in equal annual installments over a three-year period from the date of grant.
(5)

For performance-based restricted stock granted on 12/7/09, the performance targets were established for fiscal 2010 on 12/7/09; targets for fiscal 2011 and 2012 were set on 12/17/10. As a result, one third of the award value was reported in fiscal 2010, with the remaining two thirds reported in fiscal 2011.

(6)	Mr. Marks’ resigned his position effective October 5, 2011. As a consequence, Mr. Marks’ forfeited all of his outstanding equity awards granted in fiscal 2011.

Outstanding Equity Awards

The following table sets forth information with respect to outstanding restricted stock and the unexercised options held by our NEOs at the end of fiscal 2011.

		Option Awards(1)				Stock Awards(2)
						Restricted Stock		Performance Shares
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Exercise Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)(3)
Terrance M. Marks(7)	09/15/09	46,666	23,334	$15.84	09/15/16	5,000	$64,100	5,000	$64,100
	12/07/09	—	—	$14.51		—		6,667	$85,467
	12/17/10	—	17,028	$19.06	12/17/17	18,443	$236,439	18,876	$241,990

Mark R. Bierley	12/17/10	—	7,398	$19.06	12/17/17	8,012	$102,714	8,201	$105,130

Paul M. Lemerise	05/07/10		—	—		1,175	$15,059
(6)	12/17/10							2,928	$37,537
(5)	12/17/10							5,247	$67,267
	12/17/10	—	4,912	$19.06	12/17/17	5,320	$68,202	5,446	$69,811

Keith S. Bell	08/02/06	25,000		$45.74	08/02/13
	11/20/07	25,000		$27.75	11/20/14
	11/25/08	17,333	8,667	$17.99	11/25/15	4,034	$51,716
	12/07/09	6,536	13,074	$14.51	12/07/16	3,609	$46,267
(6)	12/17/10							4,500	$57,690
	12/17/10		5,250	$19.06	12/17/17	5,686	$72,895	5,820	$74,606

John J. Fisher	05/07/10					1,065	$13,658
(6)	12/17/10							2,654	$34,029
	12/17/10	—	5,196	$19.06	12/17/17	5,627	$72,138	5,760	$73,837

(1)

The options listed were granted under either The Pantry, Inc. 1999 Stock Option Plan, as amended (our “1999 Plan”) or The Pantry, Inc. 2007 Omnibus Plan (our “Omnibus Plan”). Each option expires on the earlier of the expiration date shown or 90 days after termination of the recipient’s employment except in cases of retirement, death or long-term disability. Options may be exercised to purchase vested shares only. Upon termination of employment, the options are forfeited with respect to any shares not then vested, except in cases of termination as the result of retirement (defined as age 55 and 10 years of service), death or long-term disability and with respect to a change in control, in which case the vesting of the options is automatically accelerated in full. Vesting is the same for each optionee and options vest in three equal installments of one-third on each of the first, second and third anniversaries of the Grant Date.

(2)

The stock listed was granted under our Omnibus Plan. Shares of restricted stock vest in three equal installments of one-third on each of the first, second and third anniversaries of the Grant Date, provided the NEO continues to be employed, with the exception of Mr. Lemerise and Mr. Fisher, whose 5/7/10 awards vest in three equal installments on the first, second and third anniversaries of their hire date. Shares of performance-based restricted stock vest in equal annual installments on the anniversary of the grant date each year within the three-year performance period. The performance objective for each performance period must be satisfied for an award of shares to be made.

(3)	Market value was calculated using the closing price of $12.82 on 9/29/11, the last day of our fiscal year.
(4)	Since threshold was not met for fiscal 2010 or fiscal 2011, outstanding performance shares were valued at threshold which is 50% of the target.
(5)

Mr. Lemerise received a one-time performance-based restricted stock grant on 12/17/10, which vests two years from the grant date if performance requirement are met. Vesting of the shares is tied to increasing quality, shortening the timeline and reducing costs by 15% for the Fresh Program and successful execution of PDI Enterprise Daily Reporting project by the end of fiscal 2012. In determining this grant, the CO Committee recognized his strong performance in leading our information technology strategy and increased responsibilities added to his position in supervising construction project management.

(6)

For performance-based restricted stock granted on 12/7/09, the performance targets were established for fiscal 2010 on 12/7/09; targets for fiscal 2011 and 2012 were set on 12/17/10. As a result, one-third of the shares were reported as compensation in fiscal 2010, and the remaining two-thirds were reported in fiscal 2011.

(7)

Mr. Marks resigned his position effective October 5, 2011. As a consequence, Mr. Marks forfeited all of his outstanding equity awards, which included 40,362 options, 23,443 time-based restricted stock and 30,543 performance-based restricted stock, with a fair market value of $692,096.

Option Exercises and Stock Vested in Fiscal 2011

The following table sets forth information with respect to the options exercised or the shares of restricted stock that vested for our NEOs during fiscal 2011.

	Option Awards(1)		Stock Awards(2)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Terrance M. Marks	—	$—	5,000	$65,000
Mark R. Bierley	—	$—	—	$—
Paul M. Lemerise	—	$—	587	$8,711
Keith S. Bell	—	$—	5,837	$116,821
John J. Fisher	—	$—	532	$7,411

(1)	No stock options were exercised by our NEOs during this fiscal year.
(2)

Amounts reflect the market value of the Company’s common stock on the day the stock vested, determined by multiplying the number of shares acquired on vesting by the closing sales price for the Company’s common stock on the NASDAQ Global Select Market on the vesting date.

Potential Payments upon Termination or Change in Control

We have entered into employment agreements with our NEOs that provide them with specified benefits if their employment is terminated under circumstances. Mr. Marks, our former CEO, had an employment agreement that ended with his resignation on October 5, 2011. Mr. Holman, our interim CEO, does not have an employment agreement. It is expected that an employment agreement will be negotiated with a new CEO upon hire.

In addition, our NEOs participate in our annual incentive plan, our equity compensation plans and other various benefit plans that may provide them with acceleration of equity awards or payments under certain circumstances, as described below. For information on the CO Committee’s approach on entering into employment agreements with our NEOs, please refer to the section entitled “Executive Employment Contracts” in the Compensation Discussion and Analysis.

Payments Made Upon Termination of Employment Due to Death or Disability

If the employment of a NEO is terminated because of death or disability, we will pay to his estate, in the case of death, or to the individual, in the case of disability, six months’ salary based upon his then-current monthly salary rate less amounts paid under any disability plan.

Payments Made Upon Termination of Employment for Cause or Due to Voluntary Resignation or Retirement

If any of our NEOs resign or retire voluntarily, or we terminate any of our NEOs for “cause,” the individual will be entitled to his then-effective compensation and benefits through the last day of actual employment. As part of Mr. Marks’ employment agreement he was entitled to receive his earned bonus for the fiscal year if he voluntarily resigned. Mr. Marks did resign and worked through the end of the fiscal year. Mr. Marks’ bonus was paid at the time bonuses were paid to other NEOs and is reflected in the Summary Compensation Table.

Payments Made Upon Termination of Employment Without Cause or by Notice of Nonrenewal and Not in Connection With a Change in Control

If the employment of a NEO is terminated by either notice of non-renewal or without cause prior to a change in control, the NEO will receive an amount equal to his current monthly salary for 12 months based upon his then-current monthly salary rate payable in substantially equal installments and subject to offset if he receives compensation from subsequent employment. In addition, the NEO will receive a prorated portion of any bonus that was earned during the fiscal year and reimbursement for health insurance premiums in excess of the amount he paid for group health coverage prior to termination for the continuation of health insurance for the 12-month period following termination of employment unless he receives health insurance from a subsequent employer.

Payments Made Upon Termination by Notice of Nonrenewal, Without Cause, for Failure to Perform or for Good Reason Following a Change in Control

If the employment of a NEO is terminated by notice of nonrenewal, without cause, for failure to perform or for “good reason” within 18 months of a change in control, the NEO will receive an amount equal to his then current monthly salary for 24 months plus an amount equal to two times the value of his target bonus for the year in which the termination occurs payable in a lump sum. In addition, the NEO will receive certain reimbursements for health insurance premiums for up to 24 months.

Note that severance benefits payable in the event of a change in control to NEOs may be reduced to provide the best after-tax benefit should they become subject to the excise tax that can apply to certain payments made in connection with such an event. However, we do not provide tax gross-up payments to executives should they become liable for such excise taxes.

Definitions

For purposes of our employment agreements with each of our NEOs, the terms below have the following meanings:

Generally, a Change in control occurs if:

•

any “person” (which could include two or more persons acting as a partnership, limited partnership, syndicate or other group), other than (i) the company, (ii) a trustee or other fiduciary holding securities under one of our employee benefit plans, (iii) a company owned by our stockholders or (iv) the existing holders of our common stock, is or becomes the beneficial owner” (as defined under the federal securities laws) of securities of the company representing more than 50% of the company’s outstanding voting power;

•

we consummate certain mergers or consolidations unless, following such transaction, unless, following such transaction: (i) the individuals who were the beneficial owners of the Company prior to the transaction own more than 60% of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such transaction in substantially the same proportions as their ownership, immediately prior to such transaction, (ii) no person (excluding certain companies and plans) is the beneficial owner of 20% or more of the then outstanding shares of common stock of the corporation resulting from such transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the transaction and (iii) at least a majority of the members of the Board of Directors of the company resulting from such transaction were members of our Board at the time of the execution of the initial agreement, or of the action of the board, providing for such transaction;

•	we are liquidated or we sell or dispose of all or substantially all of our assets; or

•

during any period of twelve (12) consecutive months, the individuals who constitute our Board of Directors at the beginning of such period (the “Incumbent Directors”) cease for any reason to constitute a majority of the Board of Directors; provided, however, that a director who is not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director is elected or recommended for election by a majority of the directors who are then Incumbent Directors, but excluding, for this purpose, any such individual whose initial assumption of the office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

Good reason includes the occurrence of any of the following events within 18 months after the change in control:

•	an adverse alteration in the NEO’s position or responsibility;

•	a material diminution in the NEO’s annual base salary and target bonus;

•	requiring the NEO to be based more than 50 miles from his location immediately prior to the change in control;

•	the material failure to pay the NEO any compensation due under the agreement;

•	our failure to obtain a satisfactory agreement from any successor to assume and agree to perform the agreement; or

•	any other action or inaction that constitutes a material breach by us of the agreement.

Cause includes the NEO’s:

•	gross negligence or willful misconduct in the performance of the Employee’s duties;

•	insubordination in responding to any specific, reasonable instructions from either the Corporation’s Chief Executive Officer or Board of Directors;

•	conduct by Employee which is demonstrably and materially injurious to the Corporation, monetarily or otherwise; or

•	the conviction of Employee of, or the entry of a plea of guilty or nolo contendere by Employee to, any crime involving moral turpitude or any felony.

Annual Incentive Plan

If any of our NEOs terminated without cause prior to the date on which annual awards were paid under our Annual Incentive Plan, the NEO would receive a prorated award for the time the executive was employed during the fiscal year. If the termination of employment is as a result of disability or death, the CO Committee in its discretion may determine to prorate the award amount for the length of time during the fiscal year the individual worked. Such awards are granted on the same basis as other participants and paid on the same date other awards are paid in the discretion of the CO Committee.

However, as described above, under employment arrangements with all of our NEOs, payment of two times the annual target bonus award for the full fiscal year is guaranteed if termination of employment occurs without cause or for good reason within eighteen (18) months following a change in control and such award would not be prorated for the length of employment during the fiscal year.

1999 Plan and Omnibus Plan

Upon termination of employment of any NEO, all options and unvested shares of restricted stock granted to such person under our 1999 Plan and our Omnibus Plan are forfeited, except that vesting is accelerated in full for terminations due to death, disability or (with respect to nonqualified stock option and restricted stock awards under the Omnibus Plan) retirement at the age of 55, after 10 years of service. In addition, upon the occurrence of a change in control, all outstanding unvested options and shares of restricted stock will automatically vest in full, with performance shares vesting at the target level.

Other Benefits

Other benefits that we provide each of our NEOs upon termination of employment include a payment for any unused vacation. Under each of their employment agreements, the NEOs are entitled to the greater of the annual vacation grant under our vacation policy applicable to all employees (up to 20 days) or the following minimum number of vacation days each calendar year: Mr. Bierley (20), Mr. Bell (22), Mr. Fisher (20) and Mr. Lemerise (20). Subject to applicable state law, unused vacation days may not be carried over from year to year.

Estimated Amounts Payable upon Termination or Change in Control

The following table summarizes the estimated amounts payable to each NEO in the event of a termination of employment or change in control, or both. These estimates are based on the assumption that the various triggering events occurred on September 29, 2011, the last day of fiscal 2011.

We have noted below other material assumptions used in calculating the estimated payments under each triggering event. The actual amounts that would be paid to a NEO upon termination of employment can only be determined at the time an actual triggering event occurs.

Potential Payments Upon Termination or Change in Control

Name	Triggering Event(1)	Severance	Bonus(2)	Equity(3)	Health(4)	Other(5)	Total
Terrance M. Marks(6)	Death/Disability	$387,500	$623,100	$692,096	$—	$44,712	$1,747,408
	For Cause	$—	$—	$—	$—	$—	$—
	Voluntary	$—	$—	$—	$—	$44,712	$44,712
	Retirement	$—	$—	$—	$—	$44,712	$44,712
	Without Cause	$1,162,500	$—	$—	$25,658	$44,712	$1,232,870
	Change in Control	$1,550,000	$1,550,000	$692,096	$34,211	$44,712	$3,871,019

Mark R. Bierley	Death/Disability	$212,500	$205,020	$207,844	$—	$32,692	$658,056
	For Cause	$—	$—	$—	$—	$—	$—
	Voluntary	$—	$—	$—	$—	$32,692	$32,692
	Retirement	$—	$—	$—	$—	$32,692	$32,692
	Without Cause	$425,000	$—	$—	$17,652	$32,692	$475,344
	Change in Control	$850,000	$510,000	$207,844	$35,304	$32,692	$1,635,840

Paul M. Lemerise	Death/Disability	$143,000	$137,967	$257,876	$—	$22,000	$560,843
	For Cause	$—	$—	$—	$—	$—	$—
	Voluntary	$—	$—	$—	$—	$22,000	$22,000
	Retirement	$—	$—	$—	$—	$22,000	$22,000
	Without Cause	$286,000	$—	$—	$17,652	$22,000	$325,652
	Change in Control	$572,000	$343,200	$257,876	$35,304	$22,000	$1,230,380

Keith S. Bell	Death/Disability	$155,000	$149,544	$303,174	$—	$26,231	$633,949
	For Cause	$—	$—	$—	$—	$—	$—
	Voluntary	$—	$—	$—	$—	$26,231	$26,231
	Retirement	$—	$—	$—	$—	$26,231	$26,231
	Without Cause	$310,000	$—	$—	$17,652	$26,231	$353,883
	Change in Control	$620,000	$372,000	$303,174	$35,304	$26,231	$1,356,709

John J. Fisher	Death/Disability	$151,250	$145,926	$193,661	$—	$23,269	$514,106
	For Cause	$—	$—	$—	$—	$—	$—
	Voluntary	$—	$—	$—	$—	$23,269	$23,269
	Retirement	$—	$—	$—	$—	$23,269	$23,269
	Without Cause	$302,500	$—	$—	$16,866	$23,269	$342,635
	Change in Control	$605,000	$363,000	$193,661	$33,732	$23,269	$1,218,662

(1)

The triggering events are described under Executive Employment Contracts of the Compensation Discussion and Analysis. In the case of a change in control, the triggering event is termination (as defined) following a change in control (double trigger) for all elements except equity (as the value of accelerated vesting occurs upon a change in control regardless of whether employment is terminated).

(2)

In the event of termination due to death or disability, the NEO may receive a prorated incentive at the discretion of the CO Committee; the values shown in this column are the actual payments made under the plan for fiscal 2011. In the event of termination following a change in control, the NEO may receive an amount equal to two times the NEO’s target bonus for the year in which termination occurs. The values shown represent the payments that could have been made under our annual incentive plan assuming that the target had been met for all performance measures.
(3)

Values shown represent the estimated cash payment each NEO would have received for his or her unvested shares of stock, calculated based on the following assumptions: (a) a triggering event occurred as of September 29, 2011, accelerating the vesting of each NEO’s unvested options; and (b) each NEO sold or otherwise surrendered the resulting shares for consideration in an amount equal to $12.82 per share, which was the closing price of our stock on the Nasdaq Global Select Market on September 29, 2011. Value is included for the exercise of stock options.

(4)

Values are based on expenses related to the cost of continuing coverage under the Consolidated Omnibus Budget Reconciliation Act, as amended (“COBRA”). The expenses are based on the coverage and premium rates in force on September 29, 2011.

(5)	Other includes vacation payable at termination for each NEO and assumes that each NEO had not used any vacation days as of September 29, 2011.
(6)

These numbers represented Mr. Marks’ potential payments assuming triggering events occurred before the end of the fiscal year. Mr. Marks voluntarily resigned his position after the end of the fiscal year and he received his earned bonus in accordance with his employment agreement and was paid unused vacation in accordance with the company’s practice. These amounts are reflected in the Summary Compensation Table. Mr. Marks did not receive any severance benefits.

Director Compensation

Summary of Director Compensation Program

Directors who are also employed by us are not separately compensated for their service on our Board. Independent directors are compensated for service as members of our Board through a combination of a quarterly retainer, cash meeting fees and equity grants in the form of options to purchase our common stock, restricted stock and/or restricted stock units. During fiscal 2011, all of our directors other than Mr. Marks were independent directors and received such payments and equity grants.

Quarterly Retainer and Cash Meeting Fees

Independent directors receive a $7,500 quarterly retainer. They also receive $2,500 for each Board meeting they attend in person or by approved video conference ($1,250 if attendance is telephonic), $1,000 for each committee meeting they attend in person or by approved video conference ($500 if attendance is telephonic). Our committee chairs are paid an additional quarterly retainer as follows: Audit Committee chairman and CO Committee chairman — $3,750; Corporate Governance and Nominating Committee chairman — $2,500; and Finance and Investment Committee chairman — $2,500. Additionally, our independent chairman is paid an additional quarterly retainer of $18,750.

Equity Grants

Upon election to our Board, and upon re-election to the Board each year, each independent director will receive an equity grant of stock options, restricted stock, restricted stock units (“RSUs”) or a combination thereof valued at $70,000. A new independent director who is appointed to serve less than a full term will have the aggregate value of his initial equity grant prorated accordingly. The stock options vest in full on the first anniversary of the grant date, have a term of seven years and are granted with an exercise price equal to the fair market value of our common stock on the date of the grant. The restrictions on the restricted stock and RSUs lapse on the first anniversary of the grant date. The vesting of the stock options and lapsing of restrictions on the restricted stock and RSUs are conditioned on service as a participating member of the Board, which includes attending at least three meetings per year.

Other

Each of our directors is also covered by director and officer liability insurance; has entered into an indemnification agreement with us that entitles him or her to, among other things, indemnification to the fullest extent permitted by law for amounts incurred in any action or proceeding on account of services provided as a director (subject to certain exceptions); and is entitled to reimbursement for reasonable out-of-pocket expenses in connection with attendance at Board or committee meetings. In addition, to encourage the ongoing education of our directors and good corporate governance, we reimburse them for travel, lodging and fees associated with educational events.

Director Stock Ownership and Retention Guidelines

In January, 2009, our Board adopted guidelines that require our independent directors to own shares of common stock valued at three times the annual cash retainer paid to him or her, excluding fees paid for services on our executive committee or as a committee chair. In November, 2011 the Board increased the ownership guidelines to five times the annual cash retainer and also implemented a requirement that until the ownership guidelines are met, directors must retain 75% of the net, after-tax profit shares from option exercises and restricted stock/RSU vesting.

Summary of Cash and Certain Other Compensation

The following table summarizes the annual and long-term compensation of each of our independent directors who served during fiscal 2011.

Director Compensation for Fiscal 2011

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)

Robert F. Bernstock	$75,250	$69,998	$—	$—	$145,248

Paul L. Brunswick	$75,750	$69,998	$—	$—	$145,748

Wilfred A. Finnegan	$70,250	$69,998	$—	$—	$140,248

Edwin J. Holman	$97,500	$69,998	$—	$—	$167,498

Terry L. McElroy	$62,250	$69,998	$—	$—	$132,248

Mark D. Miles	$63,250	$69,998	$—	$—	$133,248

Bryan E. Monkhouse	$61,250	$69,998	$—	$—	$131,248

Thomas M. Murnane	$71,250	$69,998	$—	$—	$141,248

Maria C. Richter	$59,250	$69,998	$—	$—	$129,248

(1)	Amounts reflect fees paid for meetings and related activities during fiscal 2011.
(2)

Amounts listed do not reflect compensation actually received, but actual compensation earned in fiscal 2011 by the directors. Amounts listed in the Stock Awards and Option Awards columns represent the aggregate grant date fair value of awards granted during fiscal 2011 calculated in accordance with ASC Topic 718, disregarding any forfeiture assumptions. The restricted stock awards made on March 15, 2011 were made under our Omnibus Plan and valued using the closing price of our common stock as reported by NASDAQ on that date. These restricted stock awards vest in one calendar year on March 15, 2012. These award values have been determined based on certain assumptions, which are described in Note 17 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal 2011.

Outstanding Director Equity Awards as of September 29, 2011

The following table sets forth information with respect to outstanding restricted stock and the unexercised options of our non-employee directors at the end of fiscal 2011.

		Option Awards(1)				Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)
Robert F. Bernstock	10/26/05	10,000		$35.76	10/26/12
	03/30/06	5,000		$62.03	03/30/13
	05/09/07	5,000		$45.05	05/09/14
	03/27/08	5,000		$21.84	03/27/15
	03/15/11					5,025	$64,421

Paul L. Brunswick	03/29/05	5,000		$30.48	03/29/12
	03/30/06	5,000		$62.03	03/30/13
	05/09/07	5,000		$45.05	05/09/14
	03/27/08	5,000		$21.84	03/27/15
	03/15/11					5,025	$64,421

Wilfred A. Finnegan	07/05/06	10,000		$56.61	07/05/13
	05/09/07	5,000		$45.05	05/09/14
	03/27/08	5,000		$21.84	03/27/15
	03/15/11					5,025	$64,421

Edwin J. Holman	10/26/05	10,000		$35.76	10/26/12
	03/30/06	5,000		$62.03	03/30/13
	05/09/07	5,000		$45.05	05/09/14
	03/27/08	5,000		$21.84	03/27/15
	03/15/11					5,025	$64,421

Terry L. McElroy	03/01/06	10,000		$58.79	03/01/13
	05/09/07	5,000		$45.05	05/09/14
	03/27/08	5,000		$21.84	03/27/15
	03/15/11					5,025	$64,421

Mark D. Miles	01/24/06	10,000		$58.31	01/24/13
	05/09/07	5,000		$45.05	05/09/14
	03/27/08	5,000		$21.84	03/27/15
	03/15/11					5,025	$64,421

Bryan E. Monkhouse	12/15/04	6,667		$27.89	12/15/11
	03/29/05	5,000		$30.48	03/29/12
	03/30/06	5,000		$62.03	03/30/13
	05/09/07	5,000		$45.05	05/09/14
	03/27/08	5,000		$21.84	03/27/15
	03/15/11					5,025	$64,421

Thomas M. Murnane	03/29/05	5,000		$30.48	03/29/12
	03/30/06	10,000		$62.03	03/30/13
	05/09/07	10,000		$45.05	05/09/14
	03/27/08	10,000		$21.84	03/27/15
	03/15/11					5,025	$64,421

Maria C. Richter	07/05/06	10,000		$56.61	07/05/13
	05/09/07	5,000		$45.05	05/09/14
	03/27/08	5,000		$21.84	03/27/15
	03/15/11					5,025	$64,421

(1)

The options listed were granted under either the 1999 Plan or our Omnibus Plan. Each option expires on the earlier of the expiration date shown or 90 days after termination of the recipient’s employment except in cases of death or termination due to a long-term disability. Options may be exercised to purchase vested shares only. Vesting is the same for each optionee and options vest in three equal installments of one-third on each of the first, second and third anniversaries of the Grant Date.

(2)	The stock listed was granted under our Omnibus Plan. Shares of restricted stock vests 100% on the first anniversary of the Grant Date.

Equity Compensation Plan Information

We maintain our 1999 Plan and our Omnibus Plan pursuant to which we may grant equity awards to eligible persons. The following table sets forth aggregate information regarding such plans as of September 29, 2011:

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Available For Future Issuances Under Equity Compensation Plans (excluding Securities Reflected Column (a)(1)
Equity compensation plans approved by security holders	816,159	$29.94	1,665,005

Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	816,159	$29.94	1,665,005

(1)

No future awards may be granted under our 1999 Plan. Our Omnibus Plan permits the award of cash incentives and equity incentive grants covering 2.4 million shares of our common stock, plus shares subject to outstanding options under our 1999 Plan that are forfeited or that otherwise cease to be outstanding after March 29, 2007 other than by reason of their having been exercised for, or settled in, vested and nonforfeitable shares. In addition, any shares related to awards under the Omnibus Plan which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of shares, or are exchanged, prior to the issuance of shares and with the Committee’s permission, for awards not involving shares, are again available for grant under the Plan.

Compensation Committee Interlocks and Insider Participation

Robert F. Bernstock (Chairperson), Edwin J. Holman Terry L. McElroy and Mark D. Miles served on our CO Committee during fiscal 2011. Effective October 5, 2011 Mr. Holman was appointed interim President & CEO and resigned his position on the Committee. Effective the same date, Mr. Thomas M. Murnane was appointed to the Committee to take Mr. Holman’s seat. None of these individuals has ever served as an officer or employee of us or any of our subsidiaries, nor were they involved in any related person transaction during fiscal 2011. No interlocking relationships exist between our Board or CO Committee and the board of directors or compensation committee of any other company.

PROPOSAL 2 – ADVISORY (NONBINDING) VOTE ON EXECUTIVE COMPENSATION

As discussed in the CD&A in this Proxy Statement, our executive compensation program is designed to attract and retain the executive talent essential to the achievement of our short-term and long-term business objectives. We believe that our compensation policies and procedures reward executive officers for both their performance and our company’s performance, and we believe such compensation policies and procedures create interests for our executive officers that are strongly aligned with the long-term interests of our stockholders.

In accordance with Section 14A of the Securities Exchange Act of 1934, we annually provide our stockholders with an advisory (nonbinding) vote on the compensation of our named executive officers. This proposal, commonly known as a “Say-on-Pay” proposal, is designed to give you as a stockholder the opportunity to endorse or not endorse our executive compensation program through the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement for our Annual of Meeting of Stockholders to be held on March 14, 2012, including the Compensation Discussion and Analysis, the compensation tables, and the narrative executive compensation disclosure contained therein.”

When you cast your vote, we urge you to consider the description of our executive compensation program contained herein, including in the CD&A and the accompanying tables and related narrative disclosure, as well as the following factors:

•	Compensation decisions for our Chief Executive Officer and other named executive officers are made by a committee of independent directors.

•

We promote a pay for performance culture that ties executive compensation to our ability to achieve important strategic financial and operating objectives. For example, performance-based restricted stock is a key component of our executive compensation program, and for fiscal 2011 and 2012 performance-based restricted stock constitutes over half of the economic value of equity grants to our named executive officers.

•

A significant portion of each named executive officer’s compensation is at-risk. For example, shares of performance-based restricted stock granted in fiscal 2011 did not vest due to non-attainment of the stated performance goal and executive officers received only approximately 58% (54% for the CEO) of their potential compensation for fiscal 2011.

•	Our executives participate in broad-based Company-sponsored benefits programs on the same basis as other full-time associates with limited perquisites.

•	Our Board has adopted a clawback policy that will allow us to seek recovery of certain incentive-based compensation from all of our executive officers in the event of an accounting restatement.

•

All employment agreements for our named executive officers require a termination of employment in addition to a change in control of the company before change in control benefits are triggered, and we do not offer tax gross-up for payments in connection with a change in control.

•

Our CO Committee’s review of the results of management’s evaluation of our compensation programs and practices and agreed with their findings that the risks were within our ability to effectively monitor and manage and were not reasonably likely to have a material adverse effect on us.

•	Our executives are required to achieve ownership of a number of shares of our common stock to further align their interests and actions with the interests of our stockholders.

Because your vote is advisory, it will not be binding upon our Board, it will not overrule any decision by our Board and it will not create or imply any additional fiduciary duties on the Board or any member thereof. However, our CO Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADVISORY (NONBINDING) VOTE ON EXECUTIVE COMPENSATION

PROPOSAL 3: APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE PANTRY, INC. 2007 OMNIBUS PLAN FOR PURPOSES OF SECTION 162(M) OF THE INTERNAL REVENUE CODE

General Plan Information

The board of directors recommends that stockholders approve the material terms of the performance goals under our 2007 Omnibus Plan (the “Plan”) to preserve our ability to deduct compensation associated with future performance-based incentive awards to be made under the plan.

Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1,000,000 on the amount we may deduct in any one year for compensation paid to our “covered employees.” A covered employee means a person specified in Section 162(m), as clarified in Notice 207-49, which generally includes our chief executive officer and each of our other three most highly-compensated executive officers other than our chief financial officer. There is, however, an exception to this limit for certain performance-based compensation, and awards made pursuant to the plan may constitute performance-based compensation not subject to the deductibility limitation of Internal Revenue Code Section 162(m). In order to continue to qualify for this exception, the stockholders must re-approve, every five years, the material terms of the performance goals of the plan under which compensation will be paid. Stockholders last approved these goals in 2007, and, therefore, the Board is submitting the material terms of the Plan’s performance goals for re-approval at the 2012 annual meeting of stockholders’

The material terms of the performance goals are (i) eligibility and participation, (ii) the business criteria on which the performance goals are based, and (iii) maximum awards under the plan, which we describe further below.

Eligibility and Participation

The CO Committee has the exclusive right, subject to applicable law and stock exchange listing standards, to determine, or delegate the authority to determine, those persons who will be granted awards under the Plan. Although the Plan is drafted broadly to permit the committee to make grants to all of our approximately 14,000 employees (including employees of our subsidiaries or affiliates) and nine directors, the CO Committee has only made awards to directors and to key employees who are in a position to make significant contributions to our business. Consistent with this compensation objective, a total of 281 persons received awards under the Plan during fiscal 2011, and we have no plans to significantly change the scope of our incentive compensation awards under the Plan.

Performance Goals

In setting the performance goals under the Plan, the CO Committee may use the following measures: net earnings or net income (before or after taxes); earnings per share; net sales or revenue growth; net operating profit; return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue); cash flow (including, but not limited to, operating cash flow, free cash flow, cash generation, cash flow return on equity and cash flow return on investment); earnings before or after taxes, interest, depreciation and/or amortization; gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total stockholder return); expense targets; margins; operating efficiency; market share; customer satisfaction; unit volume; working capital targets and change in working capital; and economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital). Any performance measures on which the CO Committee bases performance goals may be used to measure the performance of (i) us; (ii) one or more of our subsidiaries or affiliates; (iii) our business units or the business units of our subsidiaries or affiliates; (iv) any combination of (i)–(iii); or (v) any of (i)–(iv) as compared to the performance of a group of peer companies, or published or special index that the CO Committee, in its sole discretion, deems appropriate. In addition, we may use as a performance measure a comparison of our share price against various stock market indices.

These performance goals are utilized for all incentive awards under the Plan, including cash awards under the Annual Incentive Program, which is a part of the Plan, and performance based restricted shares.

Annual Award Limits

The following annual award limits apply to awards make pursuant to the Plan:

•	Options: The maximum aggregate number of shares subject to options that may be granted in any one plan year to any one participant is 250,000.

•	Stock Appreciation Rights: The maximum number of shares subject to stock appreciation rights that may be granted in any one plan year to any one participant is 250,000.

•

Restricted Stock or Restricted Stock Units:    The maximum aggregate number of shares of restricted stock or number of restricted stock units that may be granted in any one plan year to any one participant is 150,000.

•

Performance Units or Performance Shares:    The maximum aggregate award of performance units or performance shares that may be granted in any one plan year to any one participant is 150,000 shares if such award is payable in shares, or equal to the value of 150,000 shares if such award is payable in cash or property other than shares, determined as of the earlier of the vesting or the payout date, as applicable.

•	Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to cash-based awards in any one plan year to any one participant may not exceed $5,000,000.

•	Other Stock-Based Awards: The maximum aggregate number of shares that may be granted pursuant to other stock-based awards in any one plan year to any one participant is 150,000.

In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of our stock or property, combination of shares, exchange of shares, dividend in-kind, or other like change in capital structure, number of outstanding shares or distribution (other than normal cash dividends) to our stockholders, or any similar corporate event or transaction, the CO Committee must make an adjustment to prevent dilution or enlargement of a participant’s rights under the Plan and may do so by substituting or adjusting the number and kind of shares that may be issued under the Plan or under particular forms of awards, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual award limits, or other value determinations applicable to outstanding awards as it determines in its sole discretion.

Summary of Other Plan Provisions

The following description of the Plan is a summary of its material terms and provisions and is not intended to be complete. Such description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Purpose of the Plan.

The purpose of the Plan is to advance our interests and the interests of our stockholders through awards that give employees and directors a personal stake in our growth, development, and financial success. Awards under the Plan are designed to motivate employees and directors to devote their best efforts to our business. Such awards will also help us attract and retain the services of employees and directors who are in a position to make significant contributions to our future success.

Plan Administration. The Plan is administered by the CO Committee. The members of the CO Committee consist of directors who are “non-employee directors” within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act, “outside directors” for purposes of Code Section 162(m), and “independent directors” as defined by applicable Nasdaq Marketplace Rules. Subject to the provisions of the Plan, the CO Committee has broad discretion to construe, interpret and administer the Plan, to select the individuals to be granted Plan awards, to determine the number of shares to be subject to each Plan award, and to determine the terms, conditions and duration of each award.

The CO Committee’s decisions are conclusive, final and binding on all parties. Subject to the requirements of applicable law and as more fully described in the Plan, we will indemnify members of the CO Committee against reasonable expenses incurred by them in connection with any action taken against them in connection with the Plan.

Types of Awards. We may generally grant the following types of awards under the Plan: stock options, stock appreciation rights, restricted stock and restricted stock units, performance shares and performance units, annual incentive awards, cash-based awards and other stock-based awards.

Shares Available. The Plan initially permitted the award of 2,400,000 shares of common stock plus shares subject to outstanding options under a prior plan as of the date the Plan was approved by the stockholders that are subsequently forfeited or that otherwise cease to be outstanding other than by reason of their having been exercised for, or settled in, vested and nonforfeitable shares. Any shares related to awards under the Plan which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of shares, or are exchanged, prior to the issuance of shares and with the Committee’s permission, for awards not involving shares, are again available for grant under the Plan. Currently, 1,370,628 shares are available for grant under the Plan. The shares reserved under the Plan have been with the SEC.

Granting of Awards. The CO Committee has authority to grant the following types of awards subject to the following conditions:

•

Nonqualified and Incentive Stock Options:    All stock options must have a maximum life of no more than ten years from the date of grant. At the time of grant, the CO Committee will determine the exercise price for any stock options. In no event, however, may the exercise price be less than 100% of the fair market value of our common stock on the date of grant. At the time of exercise, the exercise price must be paid in full (i) in cash, (ii) in shares of common stock valued at their fair market value on the date of exercise, (iii) by a cashless (broker-assisted) exercise, (iv) by a combination of (i)–(iii), or (v) by such other method as the CO Committee may determine.

•

Stock Appreciation Rights:    Stock appreciation rights offer recipients the right to receive payment for the difference (spread) between the exercise price of the stock appreciation right and the market value of our common stock at the time of redemption. At the time a stock appreciation right is granted, the CO Committee may authorize payment of the spread for a stock appreciation right in the form of (i) cash, (ii) common stock to be valued at its fair market value on the date of exercise, (iii) a combination of (i) and (ii), or (iv) by such other method as the CO Committee may determine. The committee’s determination regarding the form of payout must be set forth in the award agreement.

•

Restricted Stock and Restricted Stock Units:    The CO Committee may award common stock to participants and may impose any conditions or restrictions on these awards it deems advisable. The committee may also award restricted stock units which are similar to restricted stock except that no shares are actually awarded on the date of grant.

•

Performance Units or Performance Shares:    Section 162(m) of the Code, as clarified in Notice 207-49, generally limits to $1,000,000 the amount that a publicly held corporation may deduct for the compensation paid to its Chief Executive Officer and its three most highly compensated officers other than the Chief Financial Officer. “Qualified performance-based compensation,” however, is not subject to the $1,000,000 deduction limit. Accordingly, the Plan permits the CO Committee to establish performance goals consistent with Section 162(m) and authorizes the granting of cash, common stock, or a combination thereof as set forth in the award agreement upon achievement of such established performance goals. The Plan also authorizes the CO Committee to accelerate the vesting of any award based on the achievement of such goals. In setting the performance goals, the CO Committee may use the measures described under “Performance Goals” above. Performance awards may be granted either alone or in addition to other grants made under the Plan.

•	Cash-Based Awards: The CO Committee may grant cash-based awards to participants as determined by the committee. Payment of the cash-based awards may be made in either cash or common stock.

•	Other Stock-Based Awards: The CO Committee may grant other types of equity-based or equity-related awards. These awards may be paid in either common stock or cash.

Amendments to the Plan. The CO Committee may amend the Plan, except that no material amendment of the Plan may be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

Termination of the Plan. The Plan will terminate on March 28, 2017. At any time, the CO Committee may terminate the Plan. In the event the Plan is terminated, recipients of awards under the Plan will retain all rights to such awards in accordance with the terms of the awards.

Termination of Service. In the event of a termination of service by an award recipient, the recipient’s rights with respect to his or her awards will be determined in accordance with the terms of the awards.

Change in Control. In the event of a change in control, unless the CO Committee specifies otherwise in an award agreement, any options or stock appreciation rights granted will become fully exercisable and vested, all restrictions and deferral limitations applicable to any restricted stock will lapse; and the restrictions and deferral limitations and other conditions applicable to any other awards under the Plan will lapse.

Dividends. The Committee may provide for the payment of dividends on shares of common stock granted in connection with awards or dividend equivalents with respect to any shares of common stock subject to an award that have not actually been issued under the award.

Plan Benefits.

Awards under the Plan will be granted at the sole discretion of the CO Committee, and thus we cannot determine at this time either the persons who will receive awards under the Plan in the future or the amount of any such awards. The following table sets forth information relating to awards under the Plan for fiscal 2011:

Name and Position	Dollar Value ($)(1)	Number of Units
Terrance M. Marks President and Chief Executive Officer(2)	$2,264,747	96,556
Mark R. Bierley Senior Vice President, Chief Financial Officer	$725,003	31,811
Keith S. Bell Senior Vice President, Fuels	$690,096	31,575
John Fisher Senior Vice President Marketing	$612,311	27,651
Paul M. Lemerise Senior Vice President, Chief Information Officer and Store Planning & Construction	$694,872	32,226
All persons serving as executive officers during fiscal 2011 as a group	$6,068,045	274,894
Non-executive directors as a group	$629,982	45,225
All persons serving as non-executive officer employees during fiscal 2011 as a group	$5,824,109	108,117

(1)	The Company’s annual incentive bonus program is a part of the Plan and the amounts shown in this column include bonuses earned for fiscal 2011.
(2)	Mr. Marks resigned effective October 5, 2011 and forfeited $1,641,647 of the dollar value of his incentive awards and all of his equity units.

U.S. Treasury Department Circular 230 Disclosures

To ensure compliance with Treasury Department Circular 230, you are hereby notified that: (a) any discussion of federal tax issues in this proxy statement is not intended or written to be relied upon, and cannot be relied upon, by any taxpayer for the purpose of avoiding penalties that may be imposed on taxpayers under the Code; (b) such discussion was written in connection with the promotion or marketing (within the meaning of Treasury Department Circular 230) of the transactions or matters addressed in this proxy statement; and (c) each taxpayer should seek advice based on his, her or its particular circumstances from an independent tax advisor.

Certain Federal Income Tax Consequences

The following discussion of the federal income tax consequences of awards granted under the Plan is intended only as a summary of the present federal income tax treatment of awards. These laws are highly technical and are subject to change at any time. This summary does not discuss the tax consequences of a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which a participant may reside.

Nonqualified Stock Options. Nonqualified stock options granted under the Plan will not be taxable to an employee at grant but generally will result in taxation at exercise, at which time the employee will recognize ordinary income in an amount equal to the difference between the option’s exercise price and the fair market value of the shares on the exercise date. We will be entitled to deduct a corresponding amount as a business expense in the year the employee recognizes this income.

Incentive Stock Options. An employee will generally not recognize ordinary income on grant or exercise of an incentive stock option so long as he or she has been an employee of us or our subsidiaries from the date the incentive stock option was granted until three months before the date of exercise; however, the amount by which the fair market value of the shares on the exercise date exceeds the exercise price is an adjustment in computing the employee’s alternative minimum tax in the year of exercise. If the employee holds the shares of common stock received on exercise of the incentive stock option for one year after the date of exercise (and for two years from the date of grant of the incentive stock option), any difference between the amount realized upon the disposition of the shares and the amount paid for the shares will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an incentive stock option and satisfies these holding period requirements, we may not deduct any amount in connection with the incentive stock option. If an employee exercises an incentive stock option but engages in a “disqualifying disposition” by selling the shares acquired on exercise before the expiration of the one and two-year holding periods described above, the employee generally will recognize ordinary income (for regular income tax purposes only) in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the shares on the date of disqualifying disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on the disqualifying disposition and the exercise price. In either event, we will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the disqualifying disposition.

Stock Appreciation Rights. To the extent that the requirements of the Code are met, there are no immediate tax consequences to an employee when a stock appreciation right is granted. When an employee exercises the right to the appreciation in fair market value of shares represented by a stock appreciation right, payments are normally includable in the employee’s gross income for regular income tax purposes. We will be entitled to deduct the same amount as a business expense in the same year. The includable amount and corresponding deduction each equal the fair market value of the common stock payable on the date of exercise.

Restricted Stock. The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the shares are no longer subject to substantial risk of forfeiture. At the time the restrictions lapse, the employee will recognize ordinary income equal to the then fair market value of the stock. The employee may, however, make an election to include the value of the shares in gross income in the year of award despite such restrictions. Generally, we will be entitled to deduct the fair market value of the shares transferred to the employee as a business expense in the year the employee includes the compensation in income.

Restricted Stock Units. Generally, an employee will not recognize ordinary income until common stock or cash become payable under the restricted stock unit, even if the award vests in an earlier year. We will generally be entitled to deduct the amount the employee includes in income as a business expense in the year of payment.

Performance Units/ Performance Shares. As stated above, the performance units and performance shares awarded under the Plan are intended to be “Qualified performance-based compensation” under Section 162(m) of the Code and, therefore, deductible by us when the employee recognizes ordinary income. Employees under the Plan incur no income tax liability upon the initial grant of performance units or performance shares. At the end of the performance or measurement period, however, employees realize ordinary income on any amounts received in cash or common stock. Any subsequent appreciation on the common stock is treated as a capital gain.

Cash-Based Awards/Other Stock-Based Awards. Any cash payments or the fair market value of any common stock or other property an employee receives in connection with cash-based awards or other stock-based awards are includable in income in the year received or made available to the employee without substantial limitations or restrictions. Generally, we will be entitled to deduct the amount the employee includes in income as a business expense in the year of payment.

Deferred Compensation. All awards under the Plan must satisfy the requirements of Section 409A of the Code to avoid adverse tax consequences to participating employees.

Other Information relating to the Plan

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, nor is it a qualified plan under Section 401(a) of the Code. The Plan is, however, intended to qualify under Sections 162(m) and 409A of the Code, where applicable.

As of January 19, 2012, the market price of our common stock was $12.05 per share, based on the last reported transaction price on such date for the common stock as listed for trading on the Nasdaq Global Select Market.

Other Equity Compensation Plan Information

For additional equity plan compensation information, see “Executive Compensation-Equity Compensation Plan Information” in this Proxy Statement.

Our board of directors recommends that the stockholders vote FOR approval of the Performance Goals under the Plan for purposes of Internal Revenue Code Section 162(m).

AUDIT COMMITTEE REPORT

The Audit Committee is composed of Paul L. Brunswick (Chairperson), Wilfred A. Finnegan, Terry L. McElroy, Bryan E. Monkhouse and Thomas M. Murnane and operates under a written charter (a copy of which is posted on our website at www.thepantry.com). The general role of the Audit Committee is to assist our Board in overseeing our accounting and financial reporting processes and the audit of our financial statements.

In the performance of its oversight function, the Audit Committee has met and held discussions with management, who represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed the consolidated financial statements with both management and the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and the Audit Committee discussed their independence with the independent registered public accounting firm. In connection with such review and discussions, the Audit Committee has considered whether the provision of non-auditing services (and the aggregate fees billed for these services) in fiscal 2011 by Deloitte & Touche LLP to us is compatible with maintaining the independent registered public accounting firm’s independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Management is responsible for our internal control over financial reporting and the financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes, including our system of internal control over financial reporting and the preparation of our consolidated financial statements, and members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. The Audit Committee also hires and sets the compensation for our independent registered public accounting firm.

The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that our independent accountants are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee’s charter, the Audit Committee recommended to our Board that our audited consolidated financial statements for the fiscal year ended September 29, 2011, be included in our Annual Report on Form 10-K filed with the SEC. The Audit Committee also retained Deloitte & Touche LLP as our independent registered public accounting firm for the 2012 fiscal year.

Submitted by our Audit Committee

Paul L. Brunswick (Chairperson)

Wilfred A. Finnegan

Terry L. McElroy

Bryan E. Monkhouse

Thomas M. Murnane

TRANSACTIONS WITH AFFILIATES

Our Board recognizes that related person transactions can present potential or actual conflicts of interest, and may appear to be motivated by interests other than the best interests of our company and its stockholders. Notwithstanding these considerations, our Board also recognizes that there are situations where related person transactions may be in the best interests of our company and its stockholders. Accordingly, our Board has delegated to our Audit Committee, pursuant to the terms of its charter and NASDAQ Listing Rules, the authority to review and approve all related person transactions. The Audit Committee charter defines a “related person transaction” as a transaction required to be disclosed pursuant to Item 404 of Regulation S-K. The Audit Committee will review all relevant information available to it about the related party transaction, and will consider, among other things, whether the related person transaction is, under all of the circumstances, in the best interests of our company and its stockholders. During fiscal 2011, the Audit Committee did not approve any related person transactions.

PROPOSAL 4: RATIFICATION OF APPOINTMENT

OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee is solely responsible for selecting our independent registered public accounting firm. The Audit Committee has selected Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2012. Although stockholder approval is not required to appoint Deloitte & Touche LLP as our independent registered public accounting firm, we believe that submitting the appointment of Deloitte & Touche LLP to our stockholders for ratification is a matter of good corporate governance. If our stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee. The proxy will be voted as specified, and if no specification is made, the proxy will be cast “For” this proposal.

During fiscal 2011, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their opinion.

The audit report of Deloitte & Touche LLP on our consolidated financial statements for fiscal 2011 and fiscal 2010 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

A representative of Deloitte & Touche LLP will be present at the annual meeting and will be afforded an opportunity to make a statement and to respond to appropriate questions.

Principal Accountant Fees and Services

The following table presents aggregate fees billed (or expected to be billed) for audit services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, the “Deloitte Entities”) for the audits of our annual consolidated financial statements for fiscal 2011 and fiscal 2010, and aggregate fees billed (or expected to be billed) for other services rendered by the Deloitte Entities during the same periods.

	Fiscal 2011	Fiscal 2010
Audit Fees(a)	$1,392,002	$1,525,808
Audit-Related Fees(b)	39,235	35,725
Tax Fees(c)	9,838	81,500
All Other Fees(d)	5,177	31,216

Total	$1,446,252	$1,674,249

(a)	Audit Fees relating to fiscal 2011 and 2010 consisted of fees for:

•	Audit of our annual financial statements

•	Reviews of our quarterly financial statements

•	Comfort letters, consents and other services related to SEC matters

(b)	Audit-Related Fees relating to fiscal 2011 and 2010 consisted of fees for:

•	Financial accounting and reporting consultations

•	Employee benefit plan audits

•	Agreed-upon procedures engagements

(c)	Tax Fees relating to fiscal 2011 and 2010 consisted of fees for tax compliance services:

•

Fees for tax compliance services totaled $9,838 and $81,500 in fiscal 2011 and fiscal 2010, respectively. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of:

•	Federal, state and local income tax return assistance

•	Assistance with federal and state tax audits

(d)	All Other Fees relating to fiscal 2011 and 2010 consisted of fees for all other permitted services, which consisted of:

•	Human capital advisory services

•	Risk consulting services

In considering the nature of services provided by the Deloitte Entities, the Audit Committee determined that such services are compatible with the provisions of independent audit services. The Audit Committee discussed these services with the Deloitte Entities and our management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Policy for Approval of Audit and Non-audit Services. The Audit Committee has adopted, and the Board has ratified, a Policy Regarding the Approval of Audit and Non-audit Services Provided by the Independent Auditor (the “Approval Policy”), which describes the procedures and the conditions pursuant to which the Audit Committee may grant general pre-approval for services proposed to be performed by our independent registered public accounting firm.

All services provided by our independent registered public accounting firm, both audit and non-audit, must be pre-approved by the Audit Committee. The Audit Committee may delegate to one or more designated member(s) of the Audit Committee, who satisfies the definition of “independent director” under applicable NASDAQ Listing Rules (the “Designated Member”), the authority to grant pre-approvals of “permitted services” (which are defined as those that are not specifically prohibited by the Approval Policy), or classes of permitted services, to be provided by the independent registered public accounting firm. The Approval Policy describes the types of classes of permitted services (e.g., annual audit services or tax consulting services) that may be pre-approved by the Audit Committee or a Designated Member. The pre-approval of audit and non-audit services may be given at any time up to a year before commencement of the specified service. The decisions of the Designated Member to pre-approve a permitted service are required to be reported to the Audit Committee at its regularly scheduled meetings. All audit and non-audit services provided by our independent registered public accounting firm during fiscal 2011 and fiscal 2010 were pre-approved by or on behalf of our Audit Committee.

In determining whether to approve a particular audit or permitted non-audit service, the Audit Committee (or the Designated Member) will consider, among other things, whether such service is consistent with maintaining the independence of the independent registered public accounting firm. The Audit Committee (or the Designated Member) will also consider whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service to us and whether the service might be expected to enhance our ability to manage or control risk or improve audit quality.

Our Board recommends that stockholders vote FOR the ratification of the appointment of Deloitte & Touche LLP for fiscal 2012.

SECTION 16(a)

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and 10% beneficial owners to file reports of ownership and changes in ownership with the SEC. Based solely on a review of the report forms that were filed and written representations from our executive officers and directors, we believe that during fiscal 2011 our officers, directors and 10% beneficial owners complied with all filing requirements applicable to them, except that each of Keith Bell, John Fisher, Paul Lemerise, Keith Oreson and Berry Epley (our Vice President and Corporate Controller) failed to timely file a Form 4 covering two transactions.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

Any proposals which stockholders intend to present for a vote of stockholders at the 2013 annual meeting of stockholders and which such stockholders desire to have included in our Proxy Statement and form of proxy relating to that meeting must be sent to our principal executive offices, marked to the attention of our Secretary, and received by us at such offices on or before September 27, 2012, which is 120 calendar days prior to the anniversary of the date of this Proxy Statement. Our determination of whether we will oppose inclusion of any proposal in our Proxy Statement and form of proxy will be made on a case-by-case basis in accordance with our judgment and the rules and regulations promulgated by the SEC. Proposals received after September 27, 2012, will not be considered for inclusion in our proxy materials for our 2013 annual meeting of stockholders; provided, however, that if the date of the 2013 annual meeting of stockholders is more than 30 days before or after the anniversary of this year’s annual meeting, then we must receive written notice of such matters within a reasonable time before we begin to print and mail our proxy materials for the 2013 annual meeting of stockholders.

In addition, if a stockholder intends to nominate a director or present any other matter for a vote at the 2013 annual meeting of stockholders, the stockholder must give advance notice to us determined in accordance with our Bylaws. To be timely, a stockholder’s notice must be received by our Secretary at our principal executive offices between November 14, 2012 and December 14, 2012, which is not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of this year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us) (the “Bylaw Proposal Window”). Additionally, if the number of directors to be elected is increased and there is no public announcement by us naming nominees at least 100 days prior to the first anniversary of this year’s annual meeting, a stockholder’s notice with respect to the additional directorships will be considered timely if delivered not later than the close of business on the tenth day following the date of the announcement.

Each such stockholder’s notice must set forth certain additional information as specified in our Bylaws, including without limitation:

•

as to each person whom the stockholder proposes to nominate for election as a director, information relating to such person required to be disclosed in solicitations of proxies for elections of directors, the background and qualification of such person, and a written and signed statement that such person is not and will not become party to any voting commitment that has not been disclosed to us or could limit or interfere with such person’s fiduciary duties if elected, is not and will not become party to any compensation, reimbursement or indemnification agreement with any person other than us and will comply with all of our applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

•

as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business, the reasons for conducting such business at the meeting and any material interest in such business.

•

the name and record address of the stockholder, the class and number of shares of our capital stock that are beneficially owned by the stockholder, any derivative instrument or instrument convertible into shares of the company’s common stock, any arrangement pursuant to which such stockholder has a right to vote any shares of the company’s common stock, any short interest in our securities, any rights to dividends separable from the underlying shares, any interest in shares or derivative instruments held by a partnership in which the stockholder is or holds an interest in the general partner, any performance-related fees that such stockholder is entitled to based on increase or decrease in value of our shares, and

•

a representation that the stockholder is a holder of record entitled to vote at the annual meeting, the stockholder plans to attend the meeting and whether the stockholder intends to deliver a proxy statement or otherwise solicit proxies from stockholders.

Finally, if a stockholder gives notice of a proposal after the Bylaw Proposal Window, our proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at our 2013 annual meeting of stockholders.

We have not been notified by any stockholder of his or her intent to present a proposal from the floor at this year’s annual meeting of stockholders. The proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the annual meeting of stockholders.

MISCELLANEOUS

Stockholders Sharing the Same Last Name and Address

Only one Annual Report and Proxy Statement or Notice, as applicable, may be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request a separate copy of the Annual Report and Proxy Statement or Notice, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. Requests for additional copies should be directed to our Secretary, by mail addressed to The Pantry, Inc., P.O. Box 8019, 305 Gregson Drive, Cary, North Carolina 27512-9998 or by telephone at (919) 774-6700. Stockholders sharing an address and currently receiving a single copy may contact our Secretary as described above to request that separate copies of our Annual Report and Proxy Statement be delivered in future years. Stockholders sharing an address and currently receiving multiple copies may request delivery of a single copy in future years by contacting our Secretary as described above.

Availability of Annual Report on Form 10-K

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 29, 2011, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SEC WILL BE FURNISHED ON WRITTEN REQUEST, WITHOUT CHARGE, TO ANY STOCKHOLDER. SUCH REQUESTS SHOULD BE ADDRESSED TO BERRY EPLEY, VICE PRESIDENT AND CORPORATE CONTROLLER, THE PANTRY, INC., P.O. BOX 8019, 305 GREGSON DRIVE, CARY, NORTH CAROLINA 27512-9998 ((919) 774-6700).

Costs of Soliciting Proxies

We will pay all expenses incurred in connection with this solicitation, including postage, printing, handling and the actual expenses incurred by custodians, nominees and fiduciaries in forwarding proxy materials to beneficial owners. In addition to solicitation by mail, certain of our officers, directors and regular employees, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication or other means. We may retain a firm to assist in the consultation and preparation in connection with the proxy solicitation, as well as the actual proxy solicitation, the cost of which will not be material. We have retained Broadridge Financial Solutions, Inc. (“Broadridge”) to aid in the search for stockholders and the delivery of proxy materials, maintain the Internet website where we will make our proxy materials available, establish and operate an online and telephonic voting platform and process and tabulate all votes. In addition, as part of the services provided to us as our transfer agent, American Stock Transfer & Trust Company will assist us in identifying recordholders.

By Order of the Board of Directors

Thomas D. Carney

Secretary

Cary, North Carolina

APPENDIX A

The Pantry, Inc.

2007 Omnibus Plan

Effective March 29, 2007

The Pantry, Inc.

2007 Omnibus Plan

Effective March 29, 2007

A - i

The Pantry, Inc. 2007 Omnibus Plan

Effective March 29, 2007

Article 1. Establishment, Purpose, and Duration

1.1 Establishment. The Pantry, Inc. (hereinafter referred to as the “Company”) hereby establishes an incentive compensation plan to be known as The Pantry, Inc. 2007 Omnibus Plan (hereinafter referred to as the “Plan”), as set forth in this document.

The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee annual incentive awards, Cash-Based Awards, and Other Stock-Based Awards.

The Plan shall become effective on the date that it is approved by the Company’s shareholders (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2 Purpose of the Plan. The purpose of the Plan is to advance the interests of the Company and its shareholders through Awards that give Employees and Directors a personal stake in the Company’s growth, development and financial success. Awards under the Plan will motivate Employees and Directors to devote their best efforts to the business of the Company. They will also help the Company attract and retain the services of Employees and Directors who are in a position to make significant contributions to the Company’s future success.

1.3 Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan’s termination, no new Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions, including the terms and conditions of the Plan. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of: (a) the date the Plan is adopted by the Board, or (b) the Effective Date.

1.4 No More Grants Under Prior Plan. After the Effective Date, no more grants will be made under the Prior Plan.

Article 2. Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1 “Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company) that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

2.2 “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3 “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee annual incentive awards, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4 “Award Agreement” means either: (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof.

The Committee may provide for the use of electronic, Internet, or other nonpaper Award Agreements, and the use of electronic, Internet, or other nonpaper means for the acceptance thereof and actions thereunder by a Participant.

The Pantry, Inc. 2007 Omnibus Plan

Effective March 29, 2007

2.5 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such terms in Rule 13d-3 promulgated under the Exchange Act.

2.6 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7 “Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 10.

2.8 “Change of Control” means any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than: (i) the Company; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company; (iii) a Company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (iv) the existing holders of capital stock of the Company as of the date hereof, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(ii) The consummation of a merger, share exchange, consolidation or reorganization involving the Company and any other Company or other entity as a result of which less than fifty percent (50%) of the combined voting power of the Company or of the surviving or resulting Company or entity after such transaction is held in the aggregate by the holders of the combined voting power of the outstanding securities of the Company immediately prior to such transaction.

(iii) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

2.9 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.10 “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.11 “Company” means The Pantry, Inc., a Delaware corporation, and any successor thereto as provided in Article 19 herein.

2.12 “Covered Employee” means any key Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of: (a) ninety (90) days after the beginning of the Performance Period, or (b) twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

2.13 “Director” means any individual who is a member of the Board of Directors of the Company.

2.14 “Effective Date” has the meaning set forth in Section 1.1.

2.15 “Employee” means any individual designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as, a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.

The Pantry, Inc. 2007 Omnibus Plan

Effective March 29, 2007

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.17 “Fair Market Value” or “FMV” means a price that is based on the closing price of a Share reported on the NASDAQ Stock Market LLC or other established stock exchange (or exchanges) on the applicable date, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the reported closing price of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

2.18 “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.

2.19 “Full-Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.20 “Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.21 “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option that is intended to meet the requirements of Code Section 422 or any successor provision.

2.22 “Insider” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.23 “Nonemployee Director” means a Director who is not an Employee.

2.24 “Nonemployee Director Award” means any NQSO, SAR, or Full-Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.25 “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.26 “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.27 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.28 “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.29 “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.30 “Performance-Based Compensation” with respect to Covered Employees, means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

The Pantry, Inc. 2007 Omnibus Plan

Effective March 29, 2007

2.31 “Performance Measures” means measures as described in Article 12 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.32 “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.33 “Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.34 “Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.35 “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.36 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.37 “Plan” means the The Pantry, Inc. 2007 Omnibus Plan.

2.38 “Plan Year” means the calendar year.

2.39 “Prior Plan” means the 1999 Stock Option Plan, as amended and restated as of August 2, 2006

2.40 “Restricted Stock” means an Award of Shares granted to a Participant pursuant to Article 8.

2.41 “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

2.42 “Share” means a share of common stock of the Company, par value $.01 per share.

2.43 “Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

2.44 “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

Article 3. Administration

3.1 General. The Plan shall be administered by the Committee, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals or entities, any of which may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final and binding on the Participants, the Company, and all other interested individuals.

The Pantry, Inc. 2007 Omnibus Plan

Effective March 29, 2007

3.2 Authority of the Committee. The Committee is authorized and empowered to administer the Plan and, subject to the provisions of the Plan, shall have full power to (i) designate Employees and Directors to be recipients of Awards; (ii) determine the type and size of Awards; (iii) determine the terms and conditions of Awards; (iv) certify satisfaction of performance goals for purposes of satisfying the requirements of Code Section 162(m); (v) construe and interpret the terms of the Plan and any Award Agreement or other instrument entered into under the Plan; (vi) establish, amend, or waive rules and regulations for the Plan’s administration; (vii) subject to the provisions of Section 4.4., authorize conversion or substitution under the Plan of any or all outstanding option or other awards held by service providers of an entity acquired by the Company on terms determined by the Committee (without regard to limitations set forth in Section 6.3 and 7.5); (viii) subject to the provisions of Articles 15 and 17, amend the terms and conditions of any outstanding Award; (ix) grant Awards as an alternative to, or as the form of payment for, grants or rights earned or due under compensation plans or similar arrangements of the Company; and (x) make any other determination and take any other action that it deems necessary or desirable for the administration of the Plan.

3.3 Delegation. To the extent permitted by law and applicable rules of a stock exchange, the Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b) determine the type and size of any such Awards; provided, however: (i) the authority to make Awards to any Nonemployee Director or to any Employee who is considered an Insider may not be delegated; (ii) the resolution providing such authorization shall set forth the total number of Shares and Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4. Shares Subject to This Plan and Maximum Awards

4.1 Number of Shares Available for Awards.

(a) Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under this Plan (the “Share Authorization”) shall be:

(i) Two million four hundred thousand (2,400,000) Shares, plus

(ii) The number of Shares subject to outstanding awards under the Prior Plan as of the Effective Date, that, after the Effective Date, cease to be outstanding other than by reason of their having been exercised for, or settled in, vested and nonforfeitable Shares.

(b) The maximum number of Shares of the Share Authorization that may be issued pursuant to Full Value Awards under this Plan shall be one million two hundred thousand (1,200,000).

(c) The maximum number of Shares of the Share Authorization that may be issued pursuant to ISOs under this Plan shall be two million four hundred thousand Shares (2,400,000).

4.2 Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued; provided, however, that the full number of Stock Appreciation Rights granted that are to be settled by the issuance of Shares shall be counted against the number of Shares available for award under the Plan, regardless of the number of Shares actually issued upon settlement of such Stock Appreciation Rights. Further, any Shares withheld to satisfy tax witholding obligations on Awards issued under the Plan and Shares tendered to pay the exercise price of Awards under the Plan will no longer be eligible to be returned as available Shares under the Plan. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

The Pantry, Inc. 2007 Omnibus Plan

Effective March 29, 2007

4.3 Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under this Plan:

(a) Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be two hundred fifty thousand (250,000).

(b) SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be two hundred fifty thousand (250,000).

(c) Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be one hundred fifty thousand (150,000).

(d) Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be one hundred fifty thousand (150,000) Shares if such Award is payable in Shares, or equal to the value of one hundred fifty thousand (150,000) Shares if such Award is payable in cash or property other than Shares, determined as of the earlier of the vesting or the payout date, as applicable.

(e) Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed five million dollars ($5,000,000).

(f) Other Stock-Based Awards. The maximum aggregate grant with respect to Other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be one hundred fifty thousand (150,000).

4.4 Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in-kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, or other value determinations applicable to outstanding Awards, as determined by the Committee in its sole discretion.

The Committee, in its sole discretion, may also make appropriate adjustments to any other terms of any outstanding Awards under this Plan to reflect such changes or distributions, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

Subject to the provisions of Article 17 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan in a manner consistent with paragraph 53 of FASB Interpretation No. 44), subject to compliance with the rules under Code Sections 422 and 424, as and where applicable.

Article 5. Eligibility and Participation

5.1 Eligibility. Individuals eligible to participate in this Plan include all Employees and Directors.

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Effective March 29, 2007

5.2 Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time in its sole discretion, select from the individuals eligible to participate, those to whom Awards shall be granted.

Article 6. Stock Options

6.1 Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion, provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Code Sections 422 and 424). However, an Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A may only be granted Options to the extent the Affiliate and/or Subsidiary is part of the Company’s consolidated group for United States federal tax purposes.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant.

6.4 Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10 th ) anniversary date of its grant.

6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares, or by complying with any alternative exercise procedures the Committee may authorize.

6.6 Payment. A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period, if any, as the Committee may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company or have been purchased on the open market); (c) by a cashless (broker-assisted) exercise; (d) by a combination of (a), (b), and/or (c); or (e) any other method approved or accepted by the Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

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6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8 Termination of Employment/Service. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

Article 7. Stock Appreciation Rights

7.1 Grant of SARs. Subject to the terms and conditions of this Plan, Freestanding SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. However, an Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A may only be granted SARs to the extent the Affiliate and/or Subsidiary is part of the Company’s consolidated group for United States federal tax purposes.

Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant.

7.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3 Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10 th ) anniversary date of its grant.

7.4 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5 Settlement of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

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7.6 Termination of Employment/Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

7.7 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

Article 8. Restricted Stock and Restricted Stock Units

8.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

8.2 Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.

8.4 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the The Pantry, Inc. 2007 Omnibus Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of The Pantry, Inc., 1801 Douglas Drive, Sanford, NC.”

8.5 Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

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8.6 Termination of Employment/Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

8.7 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Performance Units/Performance Shares

9.1 Grant of Performance Units/Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2 Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3 Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4 Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5 Termination of Employment/Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 10. Cash-Based Awards and Other Stock-Based Awards

10.1 Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

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10.2 Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion.

If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or any Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

10.5 Termination of Employment/Service. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Article 11. Transferability of Awards

11.1 Transferability. Except as provided in Section 11.2 below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death may be provided.

11.2 Committee Action. The Committee may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8).

Article 12. Performance Measures

12.1 Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a) Net earnings or net income (before or after taxes);

(b) Earnings per share;

(c) Net sales or revenue growth;

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(d) Net operating profit;

(e) Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(f) Cash flow (including, but not limited to, operating cash flow, free cash flow, cash generation, cash flow return on equity, and cash flow return on investment);

(g) Earnings before or after taxes, interest, depreciation, and/or amortization;

(h) Gross or operating margins;

(i) Productivity ratios;

(j) Share price (including, but not limited to, growth measures and total shareholder return);

(k) Expense targets;

(l) Margins;

(m) Operating efficiency;

(n) Market share;

(o) Customer satisfaction;

(p) Unit volume;

(q) Working capital targets and change in working capital; and

(r) Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.

12.2 Evaluation of Performance. The Committee may provide in any such Award that any evaluation of achievement of Performance Measures may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

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12.3 Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination, as the Committee determines.

12.4 Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.

Article 13. Nonemployee Director Awards

From time to time, the Board shall set the amount(s) and type(s) of equity awards that shall be granted to all Nonemployee Directors on a periodic, nondiscriminatory basis pursuant to the Plan, as well as any additional amount(s), if any, to be awarded, also on a periodic, nondiscriminatory basis, based on each of the following: (i) the number of Board committees on which a Nonemployee Director serves; (ii) service of a Nonemployee Director as the chair of a Board committee; (iii) service of a Nonemployee Director as Chairman of the Board; or (iv) the initial selection or appointment of an individual to the Board as a Nonemployee Director. Subject to the foregoing, the Board shall grant such Awards to Nonemployee Directors, as it shall from time to time determine.

Article 14. Dividends and Dividend Equivalents

Any Participant selected by the Committee may be granted dividends or dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests, or expires, as determined by the Committee. The dividends or dividend equivalents may be subject to any limitations and/or restrictions determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

Article 15. Change of Control

Notwithstanding any other provision of the Plan to the contrary, unless the Committee specifies otherwise in an Award Agreement, in the event of a Change of Control: (i) any Options and Stock Appreciation Rights which are outstanding immediately prior to the date such Change of Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; (ii) the restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant; and (iii) the restrictions and deferral limitations and other conditions applicable to any other Awards under the Plan shall lapse, and such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

Article 16. Rights of Participants

16.1 Employment/Service. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director for any specified period of time.

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Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 17, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

16.2 Participation. No individual shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

16.3 Rights as a Shareholder. Except as otherwise provided herein or in any Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 17. Amendment, Modification, Suspension, and Termination

17.1 Amendment, Modification, Suspension, and Termination. Subject to Section 17.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that without the prior approval of the Company’s shareholders and except as provided in Section 4.4, Options or SARs issued under this Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

17.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events, other than those described in Section 4.4 hereof, affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

17.3 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 17.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

17.4 Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder.

Article 18. Withholding

18.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

18.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company

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withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 19. Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 20. General Provisions

20.1 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

20.2 Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

20.3 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.4 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.5 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

20.6 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

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(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

20.7 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.8 Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

20.9 Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Affiliates and Subsidiaries shall be covered by this Plan.

(b) Determine which Employees or Directors outside the United States are eligible to participate in this Plan.

(c) Modify the terms and conditions of any Award granted to Employees or Directors outside the United States to comply with applicable foreign laws.

(d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.9 by the Committee shall be attached to this Plan document as appendices.

(e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted that would violate applicable law.

20.10 Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

20.11 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company and/or its Subsidiaries and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

20.12 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

The Pantry, Inc. 2007 Omnibus Plan

Effective March 29, 2007

20.13 Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee annual incentive awards, may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

20.14 Deferred Compensation. Except for any deferral feature build into an Award of Restricted Stock Units, no deferral of compensation (as defined under Code Section 409A or guidance thereto) is intended under this Plan. Notwithstanding this intent, if any Award would be considered deferred compensation as defined under Code Section 409A, and if this Plan fails to meet the requirements of Code Section 409A with respect to such Award, then such Award shall be null and void. However, the Committee may permit deferrals of compensation pursuant to the terms of a Participant’s Award Agreement, a separate plan, or a subplan which meets the requirements of Code Section 409A and any related guidance.

Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A, the regulations thereunder, and/or the Secretary of the United States Treasury.

20.15 Nonexclusivity of This Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

20.16 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (b) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

20.17 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

20.18 Indemnification. Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by the Participant in connection with or resulting from any claim, action, suit, or proceeding to which the Participant may be a party or in which the Participant may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by the Participant in settlement thereof, with the Company’s approval, or paid by the Participant in satisfaction of any judgment in any such action, suit, or proceeding against the Participant, provided the Participant shall give the Company an opportunity, at its own expense, to handle and defend the same before the Participant undertakes to handle and defend it on the Participant’s own behalf, unless such loss, cost, liability, or expense is a result of the Participant’s own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

THE PANTRY, INC. 305 GREGSON DRIVE CARY, NC 27511

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on March 13, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on March 13, 2012. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M40396-P18443	KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

THE PANTRY, INC.		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
	The Board recommends a vote “FOR” each of the following nominees:	☐	☐	☐
1. ELECTION OF DIRECTORS
Nominees:
01) Robert F. Bernstock 02) Paul L. Brunswick 03) Wilfred A. Finnegan 04) Edwin J. Holman 05) Terry L. McElroy	06) Mark D. Miles 07) Bryan E. Monkhouse 08) Thomas M. Murnane 09) Maria C. Richter

	The Board recommends a vote “FOR” the proposals listed below:					For	Against	Abstain
	2. Advisory (nonbinding) vote on executive compensation.					☐	☐	☐
	3. Approve the material terms of the performance goals under the Company’s 2007 Omnibus Plan for purposes of Section 162(m) of the Internal Revenue Code.					☐	☐	☐
	4. Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending September 27, 2012.					☐	☐	☐

Please date and sign this Proxy and return promptly.

NOTE:   Please sign your name exactly as it appears on this card. When signing for a corporation, partnership, limited liability company or other legal entity, or as agent, attorney, trustee, executor, administrator, or guardian, please indicate the capacity in which you are signing. In the case of joint tenants, each joint owner must sign.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on March 14, 2012: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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M40397-P18443

THE PANTRY, INC.

Annual Meeting of Stockholders

March 14, 2012 10:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Edwin J. Holman and Thomas D. Carney as proxies, each with the full power of substitution, to represent undersigned and to vote all of the shares of stock in The Pantry, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, March 14, 2012 at 10:00 a.m. Eastern Time, at The Courtyard Raleigh Cary, 102 Edinburgh Drive South, Cary, North Carolina 27511, and any adjournments thereof.

Shares represented by this proxy will be voted as directed on the reverse side. Unless a contrary direction is indicated, the shares will be voted FOR the election of the director nominees listed on the reverse side, FOR the proposal relating to the advisory vote on executive compensation, FOR the approval of the material terms of the performance goals under the Company’s 2007 Omnibus Plan for purposes of Section 162(m) of the Internal Revenue Code, FOR the ratification of the appointment of Deloitte & Touche as our subsidiaries’ independent registered accounting firm for the fiscal year ending September 27, 2012 and in the discretion of the persons acting pursuant to this proxy on any other matters that may properly come before the Annual Meeting or any adjournment thereof, all as more specifically set forth in the Notice of Annual Meeting and Proxy Statement.

By signing the proxy, a stockholder will also be authorizing the proxyholder to vote in his discretion regarding any procedural motions that may come before the Annual Meeting. For example, this authority could be used to adjourn the meeting if the Company believes it is desirable do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional proxies or to provide additional information to stockholders. The Company has no current plans to adjourn the Annual Meeting, but would attempt to do so if the Company believes that adjournment would promote stockholder interests.

THE BOARD FAVORS A VOTE “FOR” THE PROPOSALS LISTED ON THE REVERSE SIDE OF THIS PROXY AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

PLEASE MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

(continued and to be signed on the reverse side)